                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  Confidential, for Use of the
                                              Commission Only (as permitted by
                                              Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            NEW ENGLAND ZENITH FUND
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

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     (1) Title of each class of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Notes:

                            NEW ENGLAND ZENITH FUND

                     Back Bay Advisors Money Market Series
                     Back Bay Advisors Bond Income Series
             Salomon Brothers Strategic Bond Opportunities Series
                    Salomon Brothers U.S. Government Series
                       Back Bay Advisors Managed Series
                         Loomis Sayles Balanced Series
                          Alger Equity Growth Series
                             Capital Growth Series
                          Davis Venture Value Series
                       Goldman Sachs Midcap Value Series
                        Loomis Sayles Small Cap Series
                             MFS Investors Series
                         MFS Research Managers Series
                       Westpeak Growth and Income Series
                          Westpeak Stock Index Series
               Morgan Stanley International Magnum Equity Series

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                               October 15, 1999

To the Shareholders:

  Notice is hereby given that a Special Meeting of Shareholders of New England Zenith Fund (the "Trust") will be held at the offices of New England Life Insurance Company ("New England Financial"), 501 Boylston Street, Boston, Massachusetts 02116, on October 15, 1999 at 2:00 p.m. (Boston time) for the following purposes:

  With respect to each series of the Trust (each, a "Series"):

    1. To elect a Board of Trustees.

  With respect to the Back Bay Advisors Money Market Series ("Money Market"):

    2a. To approve or disapprove a new Advisory Agreement relating to Money Market between New England Investment Management, Inc. ("NEIM") and the Trust.

  With respect to the Back Bay Advisors Bond Income Series ("Bond Income"):

    2b. To approve or disapprove a new Advisory Agreement relating to Bond Income between NEIM and the Trust.

  With respect to the Westpeak Growth and Income Series ("Growth and Income"):

    2c. To approve or disapprove a new Advisory Agreement relating to Growth and Income between NEIM and the Trust.

  With respect to Money Market, Bond Income, the Back Bay Advisors Managed Series (the "Managed Series"), the Capital Growth Series, the Loomis Sayles Small Cap Series ("Small Cap"), Growth and Income and the Westpeak Stock Index Series ("Stock Index"):

    3. To replace the fundamental investment objective of the Series with an otherwise identical, non-fundamental investment objective.

  With respect to Money Market, Bond Income, the Managed Series, the Loomis Sayles Balanced Series, the Alger Equity Growth Series, the Davis Venture Value Series, Small Cap, the MFS Investors Series, the MFS Research Managers Series, Growth and Income, Stock Index and the Morgan Stanley International Magnum Equity Series:

    4. To approve or disapprove a proposal with respect to the future operations of the Series whereby the Series may from time to time, to the extent permitted by an exemption or exemptions granted by the Securities and Exchange Commission, permit NEIM to enter into new or amended agreements with sub-advisers with respect to the Series without obtaining shareholder approval of such agreements.

  With respect to each Series:

    5. To approve or disapprove certain changes to the fundamental investment restrictions of the Series.

  With respect to each Series:

    6. To consider and act upon any other matters which may properly come before the meeting or any adjournment thereof.

                                          By order of the President,

                                          Thomas M. Lenz, Secretary
September 10, 1999
-------------------------------------------------------------------------------
                            YOUR VOTE IS IMPORTANT
-------------------------------------------------------------------------------

 PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED INSTRUCTION FORM PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU PLAN TO BE PRESENT AT
     THE MEETING. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

                            NEW ENGLAND ZENITH FUND

                     Back Bay Advisors Money Market Series
                     Back Bay Advisors Bond Income Series
             Salomon Brothers Strategic Bond Opportunities Series
                    Salomon Brothers U.S. Government Series
                       Back Bay Advisors Managed Series
                         Loomis Sayles Balanced Series
                          Alger Equity Growth Series
                             Capital Growth Series
                          Davis Venture Value Series
                       Goldman Sachs Midcap Value Series
                        Loomis Sayles Small Cap Series
                             MFS Investors Series
                         MFS Research Managers Series
                       Westpeak Growth and Income Series
                          Westpeak Stock Index Series
               Morgan Stanley International Magnum Equity Series

                                PROXY STATEMENT

  This statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Trustees") of New England Zenith Fund (the "Trust") for use at the Special Meeting of Shareholders of the Trust called to be held at the offices of New England Life Insurance Company ("New England Financial"), 501 Boylston Street, Boston, Massachusetts 02116 on October 15, 1999 at 2:00 p.m. (Boston time) and at any adjournment or adjournments thereof (the "Meeting"). This statement and its enclosures are being mailed to contract holders beginning on or about September 10, 1999. Shareholders of record of a series of the Trust (each, a "Series") at the close of business on July 30, 1999 (the "Record Date") are entitled to vote on the proposals that apply to that Series. A copy of the Annual Report of the Trust for the fiscal year ended December 31, 1998, and the Trust's semiannual report for the six months ended June 30, 1999, may be obtained without charge by calling (800) 356-5015.

  This Proxy Statement consists of seven parts.

  The Introduction contains general information relating to the Meeting and a summary of the matters being proposed for shareholder consideration at the Meeting.

  Part I contains information relating to Proposal 1, the election of the Trustees of the Trust. The shareholders of all Series will vote together on this Proposal.

  Part II contains information relating to Proposals 2a, 2b and 2c, the proposed new Advisory Agreements for the Back Bay Advisors Money Market Series

("Money Market"), the Back Bay Advisors Bond Income Series ("Bond Income") and the Westpeak Growth and Income Series ("Growth and Income"), respectively. Only the shareholders of Money Market will vote on Proposal 2a; only the shareholders of Bond Income will vote on Proposal 2b; and only the shareholders of Growth and Income will vote on Proposal 2c.

  Part III contains information relating to Proposal 3, the proposed replacement of the fundamental investment objectives of certain of the Series with otherwise identical, non-fundamental objectives. The shareholders of each of those Series will vote on that Proposal separately from the shareholders of each other Series.

  Part IV contains information relating to Proposal 4 whereby each Series that has not already done so (other than Capital Growth) may, to the extent permitted by any exemption or exemptions granted by the Securities and Exchange Commission (the "SEC"), permit New England Investment Management, Inc. ("NEIM") to enter into new or amended agreements with sub-advisers with respect to such Series without obtaining shareholder approval of such agreements. The shareholders of each Series voting on that Proposal will vote separately from the shareholders of each other Series.

  Part V contains information relating to Proposal 5, the proposed changes to the fundamental investment restrictions of each Series in order to adopt a set of standardized investment restrictions. The shareholders of each Series will vote separately from the shareholders of each other Series on that Proposal.

  Part VI contains information about the Trust and other matters.

INTRODUCTION

  The Trust consists of sixteen Series. The following table illustrates which of the Proposals described in this Proxy Statement relate to which of the
Series:

                      Proposals                           Relevant Series
                      ---------                    ----------------------------
  1. Election of Trustees.                         All Series
 2a. Approval of a new Advisory Agreement          Money Market
     relating to Money Market.
 2b. Approval of a new Advisory Agreement          Bond Income
     relating to Bond Income.
 2c. Approval of a new Advisory Agreement          Growth and Income
     relating to Growth and Income.
  3. Replacing the fundamental investment          Money Market, Bond Income,
     objective of the Series with an otherwise     the Back Bay Advisors
     identical, non-fundamental investment         Managed Series (the "Managed
     objective.                                    Series"), the Capital Growth
                                                   Series ("Capital Growth"),
                                                   the Loomis Sayles Small Cap
                                                   Series ("Small Cap"), Growth
                                                   and Income and the Westpeak
                                                   Stock Index Series ("Stock
                                                   Index")
  4. Approval of a grant of authority to NEIM to   Money Market, Bond Income,
     enter into new sub-advisory agreements        the Managed Series, the
     without additional shareholder approval       Loomis Sayles Balanced
     under certain conditions.                     Series (the "Balanced
                                                   Series"), the Alger Equity
                                                   Growth Series ("Equity
                                                   Growth"), the Davis Venture
                                                   Value Series ("Venture
                                                   Value"), Small Cap, the MFS
                                                   Investors Series (the
                                                   "Investors Series"), the MFS
                                                   Research Managers Series
                                                   (the "Research Managers
                                                   Series"), Growth and Income,
                                                   Stock Index and the Morgan
                                                   Stanley International Magnum
                                                   Equity Series
                                                   ("International Equity").

                       Proposals                           Relevant Series
                       ---------                    ----------------------------
  5. Approval of certain changes to the Series'     See the table following the
     fundamental investment restrictions in order   summary of changes below.
     to adopt a set of standardized investment
     restrictions. A summary of each proposed
     change is set forth below, followed by a
     table indicating which changes apply to
     which Series:

  5a. Eliminate the fundamental investment restrictions relating to investments in a single issuer.
  5b. Eliminate the fundamental investment restriction relating to short sales and purchasing securities on margin.
  5c. Revise the fundamental investment restriction relating to concentration of investments in one industry.
  5d. Revise the fundamental investment restriction relating to borrowings.
  5e. Eliminate the fundamental investment restriction relating to investments in businesses less than three years old.
  5f. Eliminate the fundamental investment restriction relating to issuers whose shares are beneficially owned by Trustees and officers of the Trust or directors and officers of certain affiliates of the Trust.
  5g. Revise the fundamental investment restriction relating to underwriting of securities.
  5h. Eliminate the fundamental investment restrictions relating to the purchase of restricted securities and illiquid securities.
  5i. Eliminate the fundamental investment restriction relating to investments made for the purpose of exercising control or management.
  5j. Eliminate the fundamental investment restriction relating to joint trading of securities.
  5k. Eliminate the fundamental investment restriction relating to investments in other investment companies.
  5l. Revise the fundamental investment restriction relating to investments in commodities and real estate.
  5m. Eliminate the fundamental investment restriction relating to pledging assets.
  5n. Revise the fundamental investment restriction relating to making loans.
  5o. Eliminate the fundamental investment restriction relating to the purchase and/or writing of options.
  5p. Revise the fundamental investment restriction relating to the issuance of senior securities.

                       Series                            Relevant Proposals
                       ------                         -------------------------
Money Market, Bond Income, the Managed Series,
  Capital Growth, Stock Index                         5a through 5o
Strategic Bond, the U.S. Government Series, the
  Balanced Series, Equity Growth, Venture Value, the
  Goldman Sachs Midcap Value Series, Small Cap, the
  Investors Series, the Research Managers Series,
  Growth and Income and International Equity.         5c, 5d, 5g, 5l, 5n and 5p

  Each timely, properly executed proxy will be voted as the shareholder of record instructs. If no choice is indicated, the proxy will be voted in favor of the Proposals set forth in the attached Notice of Meeting on which the shareholder is entitled to vote. At any time before it has been voted, the enclosed proxy may be revoked by the signer by a written revocation received by the Secretary of the Trust, by properly executing a later-dated proxy or by attending the Meeting, requesting return of the proxy and voting in person.

  The costs of solicitation of proxies will be borne by the Trust. Solicitation of proxies by personal interview, mail, telephone and telegraph may be made by officers and Trustees of the Trust and employees of NEIM, New England Financial, Metropolitan Life Insurance Company ("MetLife") and New England Securities Corporation ("New England Securities"), the principal underwriter of the Trust.

Summary of Proposals

1. Election of Trustees

  Proposal 1 relates to the election of the Trustees by all Series.

  The Trust currently has a board of eight Trustees, all of whom also serve on the governing board of New England Variable Annuity Fund I (the "NEVA Fund"). This Proxy Statement proposes re-electing the eight current Trustees and electing two new nominees, Edward A. Benjamin and Mary Ann Brown.

2. New Advisory Agreements for Money Market, Bond Income and Growth and Income

  Proposals 2a, 2b and 2c relate to proposed new Advisory Agreements for Money Market, Bond Income and Growth and Income, respectively.

  The Trustees of the Trust unanimously approved the proposed new Advisory Agreements between NEIM and each of Money Market, Bond Income and Growth and Income (the "New Advisory Agreements") at a meeting of the Trustees on June 17, 1999. Under the current Advisory Agreement for each Series (the "Current Advisory Agreements"), the fee rate payable by a Series to NEIM decreases for assets in excess of certain levels. These reductions in fees at specific asset levels are commonly known as "breakpoints." Under the New Advisory Agreements, the breakpoints will be set at higher asset levels than under the Current Advisory Agreements. Therefore, if a Series reaches an asset level that would have triggered a reduction in fees under its Current Advisory Agreement, but not under its New Advisory Agreement, that Series will incur higher fees payable to NEIM under its New Advisory Agreement. The annual rate of the fees payable by each of these Series under the applicable Current Advisory Agreement or New Advisory Agreement is expressed as a percentage of the average daily net assets of the Series in the table below.

                                   Advisory Agreement
                         ---------------------------------------
     Series        Rate       Current               New
     ------        ----- ------------------ --------------------
Money Market       0.35% First $500,000,000 First $1,000,000,000
                   0.30% Next $500,000,000  Next $1,000,000,000
                   0.25% Excess             Excess
Bond Income        0.40% First $400,000,000 First $1,000,000,000
                   0.35% Next $300,000,000  Next $1,000,000,000
                   0.30% Next $300,000,000  Next $1,000,000,000
                   0.25% Excess             Excess
Growth and Income  0.70% First $200,000,000 First $  200,000,000
                   0.65% Next $300,000,000  Next $1,300,000,000
                   0.60% Excess             Excess

  If the shareholders of a Series approve the applicable Proposal, the New Advisory Agreement and the proposed fee increase for that Series will take effect on January 1, 2000.

3. Replacement of Fundamental Investment Objectives

  Proposal 3 relates to the replacement of the fundamental investment objectives of certain Series with otherwise identical, non-fundamental investment objectives. Currently seven Series, Money Market, Bond Income, the Managed Series, Capital Growth, Small Cap, Growth and Income and Stock Index, have investment objectives that are "fundamental," which means that a Series must obtain shareholder approval in order to change its investment objective. The Trustees are not proposing at this time any other changes to the investment objectives of the Series. The change from fundamental to non-fundamental is being proposed to provide greater flexibility and to avoid the delay and expense of holding a shareholder meeting should the Trustees in the future determine that further changes to the investment objective of any Series are desirable.

4. Approval of Exemptive Order Relating to Sub-advisers

  Proposal 4 relates to an exemptive order for the Series advised by NEIM. Generally, the Investment Company Act of 1940 (the "1940 Act") requires that the shareholders of an investment company like the Trust must vote on the approval of any new or amended advisory or sub-advisory agreement. The Trust and NEIM have received from the SEC an exemption from this shareholder approval voting requirement for sub-advisory agreements in certain circumstances (the "SEC Voting Exemption").

  Under the SEC Voting Exemption, NEIM is permitted under specified conditions to enter into new and amended sub-advisory agreements for the management of each Series to which it acts as adviser, including agreements with new sub-advisers and agreements with existing sub-advisers if there is a material change in the terms of the sub-advisory agreement or if there is a "assignment" as defined in the 1940 Act, or other events causing termination of the existing sub-advisory agreement, without obtaining approval of the Series' shareholders of such new or amended sub-advisory agreement. However, no Series may rely on the SEC Voting Exemption without first obtaining a shareholder vote granting such Series the authority to use the exemption. The Trustees believe that approval of this Proposal could reduce the delay and expense associated with shareholders' meetings that would otherwise need to be held.

5. Adoption of Standardized Investment Restrictions

  Proposal 5 relates to the elimination of and changes to certain fundamental investment restrictions of each Series.

  The Trustees believe that the proposed changes to each Series' fundamental investment restrictions will enhance the ability of the advisers and sub-advisers of the Trust to manage each Series more efficiently as regulatory and investment conditions change in the future. Other revisions are intended to simplify and make uniform those fundamental investment restrictions that each Series is required to follow under applicable law.

I. ELECTION OF TRUSTEES

  It is proposed that 10 persons be elected as Trustees of the Trust. Of the ten nominees, only Mr. Benjamin and Ms. Brown are not currently Trustees. The nominees, their ages at July 30, 1999 and their principal occupations and directorships during the past five years are listed below; similar prior positions within the same company (or with corporate predecessors) are omitted.

  Name of Nominee    Age Principal Occupations for Last Five Years
  ---------------    --- ----------------------------------------
John J. Arena         62 Trustee of the Trust since 1996;
                         retired; formerly, Vice Chairman of the
                         Board of Directors of Bay Banks, Inc.
                         and President of Bay Banks Investment
                         Management
Edward A. Benjamin*   61 Retired; formerly, Partner, Ropes & Gray
                         (law firm); Director, Precision Optics
                         Corporation (optics manufacturer)
Mary Ann Brown*       47 President, New England Products and
                         Services, New England Financial;
                         formerly, President and Chief Executive
                         Officer, Atlantic International
                         Reinsurance Company; formerly, Director,
                         Swiss Reinsurance Company; formerly,
                         Principal, Tillinghast/Towers Perrin
                         (consulting)

  Name of Nominee    Age Principal Occupations for Last Five Years
  ---------------    --- ----------------------------------------
John W. Flynn         60 Trustee of the Trust since 1996;
                         retired; formerly, Vice Chairman, Chief
                         Financial Officer, Fleet Financial Group
                         (banking)
Anne M. Goggin*       50 Trustee of the Trust since 1995;
                         Chairman of the Board and President of
                         the Trust; Senior Vice President and
                         Associate General Counsel, New England
                         Financial; Chairman of the Board and
                         President, NEIM; formerly, Vice
                         President, General Counsel, Secretary
                         and Clerk, New England Securities
                         Corporation
Nancy Hawthorne       48 Trustee of the Trust since 1995;
                         Chairman of the Board, WorldClinic (a
                         distance medicine company); Director,
                         Perini Corporation (construction);
                         Director, Avid Technologies (computer
                         software company); Director, CGU
                         (property and casualty insurance
                         company); formerly, Chief Executive
                         Officer and Managing Partner, Hawthorne,
                         Krauss and Associates (corporate
                         financial advisor); formerly, Chief
                         Financial Officer and Executive Vice
                         President, Continental Cablevision,
                         subsequently renamed MediaOne (cable
                         television company)
Joseph M. Hinchey     74 Trustee of the Trust since 1993;
                         retired; formerly, Senior Vice
                         President-Finance, Analog Devices, Inc.
                         (manufacturer of electronic devices);
                         Trustee, Union College and Citizens
                         Scholarship Foundation of America, Inc.
Robert B. Kittredge   78 Trustee of the Trust since 1989;
                         retired; Trustee, CGM Trust and CGM
                         Capital Development Fund; formerly, Vice
                         President, General Counsel, and
                         Director, Loomis, Sayles & Company, Inc.
                         (investment management)
John T. Ludes         63 Trustee of the Trust since 1996; Vice
                         Chairman, formerly, President and Chief
                         Operating Officer, Fortune Brands
                         (global conglomerate); formerly,
                         President and CEO, Acushnet Company
                         (athletic equipment)
Dale R. Marshall      62 Trustee of the Trust since 1995;
                         President, Wheaton College

-----------
* Mr. Benjamin is an "interested person" of the Trust, as defined in the 1940 Act, because until December 1998 he was a partner of Ropes & Gray, a law firm that acted as counsel to the Trust and to NEIM and certain of its affiliated companies. He will continue to be classified as an "interested person" of the Trust until December 31, 2000. If elected, Mr. Benjamin shall receive the same remuneration from the Trust as is received by the Trustees who are not "interested persons" of the Trust. Mses. Goggin and Brown are considered "interested persons" of the Trust due to their positions with New England Financial, and, in the case of Ms. Goggin, with NEIM and the Trust.

  Each current Trustee, and each new nominee if elected, will serve as Trustee until the next meeting held for the purpose of electing Trustees and until his or her successor is elected and qualified, or until his or her earlier death, resignation, removal or retirement. However, Messrs. Hinchey and Kittredge are scheduled to retire from the Board of Trustees on December 31, 1999. If any of the nominees should be unavailable for election at the time of the Meeting (which is not presently anticipated), the persons named as proxies may vote for other persons in their discretion, or the Trustees may vote to fix the number of Trustees at less than 10.

  The Trust's Agreement and Declaration of Trust does not provide for the annual election of Trustees. However, in accordance with the 1940 Act, (i) the Trust will hold a shareholders' meeting for the election of Trustees at such times as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, after filling a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office would have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian, or by vote of the holders of two-thirds of the outstanding shares of the Trust at a meeting duly called for such purpose, which meeting shall be held upon the written request of the shareholders of not less than 10% of the Trust's outstanding shares.

  As of June 30, 1999, Ms. Goggin beneficially owned 130.83 shares of Venture Value through her participation in an employee benefit plan of New England Financial. Ms. Brown, as of August 30, 1999, beneficially owned 1,317.84 shares of Venture Value, 219.80 shares of Small Cap and 4,532.07 shares of the Balanced Series through her participation in an employee benefit plan of New England Financial. Each such holding represents and, in the case of Venture Value, both such holdings in the aggregate represent, less than 1% of the outstanding shares of each such Series and of the Trust.

Committees of the Board

  The Trustees have delegated certain functions to two committees, the Audit Committee and the Contract Review and Governance Committee, each of which consists of certain Trustees who are not "interested persons" of the Trust. Currently, the members of the Audit Committee are Messrs. Flynn, Hinchey and Ludes and Ms. Marshall, and the members of the Contract Review and Governance Committee are Messrs. Arena, Hinchey and Kittredge and Mses. Hawthorne and Marshall.

  The Audit Committee's responsibilities include (i) review of financial and accounting controls and procedures; (ii) recommendations as to the selection of the independent accountants; (iii) review of the scope of the audit; (iv) review of financial statements and audit reports; and (v) review of the independence of the independent accountants and approval of fees and assignments relating to both audit and non-audit activities of the independent accountants. Mr. Flynn currently serves as chairman of the Audit Committee, which met twice in 1998. The Audit Committee met once between January 1, 1999 and July 30, 1999.

  The Contract Review and Governance Committee reviews and makes recommendations to the board as to contracts requiring approval of a majority of the Trustees who are not interested persons of the Trust or the relevant adviser or sub-adviser, and any other contracts which may be referred to it by the board. This Committee also makes recommendations to the board regarding nominees for election as Trustees of the Trust and the compensation of the Trustees who are not "interested person" of the Trust. The Committee will consider nominees recommended by shareholders. Written recommendations together with supporting information should be directed to the Committee in care of the Trust. Mr. Arena currently serves as chairman of the Contract Review and Governance Committee, which met twice in 1998. This Committee met four times between January 1, 1999 and July 30, 1999.

  During 1998, the Board of Directors of the Trust held five meetings. The Board held four meetings between January 1, 1999 and July 30, 1999. Each of the Trustees attended all of his/her Board and Committee meetings in 1998 except Mr. Ludes, who attended 86% of these meetings. Each of the Trustees attended all of his/her Board and Committee meetings between January 1, 1999 and July 30, 1999 except Mr. Hinchey who attended 78% of these meetings.

Board Compensation

  The Trust does not pay any remuneration to its officers or to its Trustees who are directors, officers or employees of the Trust's investment advisers or sub-advisers or of affiliated companies of such advisers or sub-advisers.

  Each Trustee who is not an "interested person" of the Trust currently receives (and, if elected, Mr. Benjamin will receive), in the aggregate for serving on the boards of the Trust and the NEVA Fund, a retainer fee at the annual rate of $20,000 and meeting attendance fees of $2,500 for each board meeting he or she attends. Committee chairmen also receive an additional retainer fee at the annual rate of $6,000 for the Contract Review and Governance Committee chairman and $4,000 for the Audit Committee chairman. These fees are allocated among the Trust and the NEVA Fund based on a formula that takes into account, among other factors, the net assets of each, or in such other manner as the board deems appropriate.

  During the fiscal year ended December 31, 1998, the current Trustees of the Trust received the amounts set forth below for serving as Trustees of the Trust and also for serving on the board of the NEVA Fund. As of December 31, 1998, there were a total of 15 funds in the Trust and the NEVA Fund combined.

                              Compensation Table
                 for the fiscal period ended December 31, 1998

                                                                      Total
                                    Pension or      Estimated     Compensation
                      Aggregate   Retirement as  Annual Benefits from Trust and
      Name of        Compensation    Part of          Upon       Trust Complex*
 Person, Position     from Trust  Trust Expenses   Retirement    Paid to Trustee
 ----------------    ------------ -------------- --------------- ---------------
John J. Arena          $39,498         --              --            $41,000
John W. Flynn           31,280         --              --             32,500**
Anne M. Goggin               0         --              --                  0
Nancy Hawthorne         33,614         --              --             35,000
Joseph M. Hinchey       37,536         --              --             39,000
Robert B. Kittredge     35,000         --              --             72,000***
John T. Ludes           31,280         --              --             32,500
Dale R. Marshall        31,280         --              --             32,500

-----------
  * The current Trustees who are not "interested persons" of the Trust received compensation for serving on the boards of the Trust and the NEVA Fund.
 ** Mr. Flynn's total accrued deferred compensation from the Trust as of
    December 31, 1998 was $84,144.
*** Mr. Kittredge's compensation also includes amounts paid to him as a trustee of the CGM Fund, an affiliate of the Trust.

  The Trust provides no pension or retirement benefits to Trustees, but has adopted a deferred payment arrangement under which each Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have if they had been invested in a designated Series on the normal payment date for such fees. As a result of this method of calculating the deferred payments, each Series, upon making the deferred payments, will be in the same financial position as if the fees had been paid on the normal payment dates.

  The Agreement and Declaration of Trust and the By-Laws of the Trust provide that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is determined in the manner specified in the By-Laws that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust, and except that no such person shall be indemnified against any liability to the Trust or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

Executive Officers of the Trust

  The following table lists the executive officers of the Trust. Each such person has been elected to the indicated office by the Trust's Trustees, and each such person's term is until his or her successor is elected and qualified or earlier resignation, retirement or removal. Each such person's principal occupation is as an employee or officer of, and each such person serves as an officer of the Trust at the request of, one or more of the Trust's investment advisers, New England Securities, New England Financial or a parent company of one or more of the foregoing. Each officer's current principal occupation is listed; similar prior positions within the same company (or with corporate predecessors) are omitted.

                                  Office with       Principal Occupation;
     Name and Office with          the Trust      Business Experience for at
 Trust (Age at July 30, 1999)      Held Since     Least the Past Five Years
 ----------------------------   ---------------- ----------------------------
Anne M. Goggin,                    June 17, 1999 Senior Vice President and
  Chairman of the Board, Chief                   Associate General Counsel,
  Executive Officer, President                   New England Financial;
  (50)                                           Chairman of the Board and
                                                 President, NEIM; formerly,
                                                 Vice President, General
                                                 Counsel, Secretary and
                                                 Clerk, New England
                                                 Securities Corporation
John F. Guthrie,                   April 28,1995 Vice President, New England
  Senior Vice President (55)                     Financial; Senior Vice
                                                 President and Director,
                                                 NEIM; President New England
                                                 Portfolio Advisors, Inc.
Alan C. Leland,                   April 23, 1994 Senior Vice President, New
  Senior Vice President (47)                     England Financial; Chief
                                                 Financial Officer, NEIM
Peter H. Duffy,                 October 28, 1998 Second Vice President, New
  Treasurer (43)                                 England Financial; Senior
                                                 Vice President, NEIM
Thomas M. Lenz,                    March 5, 1999 Counsel, New England
  Secretary (41)                                 Financial; Secretary, Clerk,
                                                 and General Counsel, NEIM;
                                                 formerly, Vice President,
                                                 State Street Bank and Trust
                                                 Company; Senior Vice
                                                 President, U.S./Offshore
                                                 Product Development and
                                                 Associate General Counsel,
                                                 Signature Financial Group,
                                                 Inc.

-----------
  The address of each of the officers of the Trust is 501 Boylston Street, Boston, Massachusetts 02116.

Trustee Recommendation

  The current Trustees of the Trust unanimously recommend that the shareholders of the Trust vote FOR the election of each of the nominees.

  The election of Trustees will be by a majority of the shares of the Trust represented at the Meeting either in person or by proxy. All Series will vote together as a single class.

II. NEW ADVISORY AGREEMENTS

Current Advisory Agreements

  NEIM currently serves as investment adviser to Money Market, Bond Income and Growth and Income under the Current Advisory Agreements, dated August 30, 1996, and has acted as adviser to each of these three Series since May 1, 1995. The Current Advisory Agreements each provide that NEIM will, subject to its rights to delegate such responsibilities to other parties, provide to the Series both portfolio management services and administrative services. NEIM has entered into sub-advisory agreements, at no extra cost to the Series, under which NEIM has delegated its portfolio management responsibilities for Money Market and Bond Income to Back Bay Advisors, L.P. ("Back Bay Advisors") and for Growth and Income to Westpeak Investment Advisors, L.P. ("Westpeak Advisors"). Those sub-advisory agreements are not being amended in connection with Proposals 2a, 2b and 2c, and no shareholder action relating to those agreements is required at this time.

  Under each Current Advisory Agreement, a management fee is payable by the relevant Series to NEIM at the annual rates set forth below under the heading "Comparison of New Advisory Agreements and Current Advisory Agreements." For the fiscal year ended December 31, 1998, the aggregate management fees payable by Money Market, Bond Income and Growth and Income to NEIM under the applicable Current Advisory Agreement were $463,281, $917,376 and $1,462,154, respectively.

  The Trustees most recently approved the continuation of the Current Advisory Agreements for one-year periods at meetings held on June 18, 1998 and June 17, 1999. Shareholders of each of these three Series approved the applicable Current Advisory Agreement at a meeting held on December 28, 1995. The purpose of the submission of the Current Advisory Agreements for shareholder approval at such time was to approve their continuance following a change in control of NEIM, Back Bay Advisors and Westpeak Advisors in connection with the merger of NEIM's (and New England Financial's) former parent company, New England Mutual Life Insurance Company (which also controlled Back Bay Advisors' and Westpeak Advisors' parent companies), with and into MetLife, with MetLife as the surviving company, which merger was consummated on August 30, 1996.

Comparison of New Advisory Agreements and Current Advisory Agreements

  The Trustees have approved, and recommend that the shareholders of Money Market, Bond Income and Growth and Income approve, the New Advisory Agreement for each Series between NEIM and the Trust (Proposals 2a, 2b and 2c, respectively). The New Advisory Agreements are substantially similar to the Current Advisory Agreements, except that the New Advisory Agreements provide for reductions in management fees (also known as "breakpoints") at higher asset levels than provided for in the Current Advisory Agreements. Setting the breakpoints at higher asset levels will increase the management fee rate payable by each Series to NEIM, when and if such Series reaches an asset level that would have triggered a reduction in fees under its Current Advisory Agreement, but not under its New Advisory Agreement.

  The table below sets forth the annual rates at which management fees are payable by each Series to NEIM under the Current Advisory Agreements and the New Advisory Agreements. Fees are expressed as annual percentage rates of the average daily net assets of each Series.

                                   Advisory Agreement
                         ---------------------------------------
  Series           Rate       Current               New
  ------           ----- ------------------ --------------------
Money Market       0.35% First $500,000,000 First $1,000,000,000
                   0.30% Next $500,000,000  Next $1,000,000,000
                   0.25% Excess             Excess
Bond Income        0.40% First $400,000,000 First $1,000,000,000
                   0.35% Next $300,000,000  Next $1,000,000,000
                   0.30% Next $300,000,000  Next $1,000,000,000
                   0.25% Excess             Excess
Growth and Income  0.70% First $200,000,000 First $  200,000,000
                   0.65% Next $300,000,000  Next $1,300,000,000
                   0.60% Excess             Excess

  As the New Advisory Agreements do not affect fee rates at current asset levels for any Series, but rather increase the asset levels at which possible reductions in fee rates will occur, it is difficult to predict accurately when and by how much the New Advisory Agreements will affect fees payable by the Series. However, it is likely that Money Market, Bond Income and Growth and Income will pay more under the relevant New Advisory Agreement in the future.

  Money Market. On July 30, 1999, Money Market had net assets of approximately $224 million. The Current Advisory Agreement and the New Advisory Agreement for that Series each provide that the first $500 million of average daily net assets will be subject to a fee payable to NEIM at an annual rate of 0.35%. Therefore, until Money Market's net assets grow by approximately

$276 million to $500 million, Proposal 2a will have no effect on the fees payable by Money Market. Under its New Advisory Agreement, the next $1.5 billion of net assets of Money Market would be subject to a fee at an annual rate that is 0.05% higher than under its Current Advisory Agreement. This means that, for every $1,000,000 dollars of net assets from $500 million up to $2 billion, Money Market would pay to NEIM $500 more per year under its New Advisory Agreement than it would have paid under its Current Advisory Agreement. For all net assets of Money Market in excess of $2 billion, the fees payable to NEIM under Money Market's New Advisory Agreement would be the same as under the Current Advisory Agreement.

  Bond Income. On July 30, 1999, Bond Income had net assets of approximately $281 million. The Current Advisory Agreement and the New Advisory Agreement for that Series each provide that the first $400 million of average daily net assets are subject to a fee payable to NEIM at an annual rate of 0.40%. Therefore, until Bond Income's net assets grow by approximately $119 million to $400 million, Proposal 2b will have no effect on the fees payable by Bond Income. Under its New Advisory Agreement, Bond Income's net assets from $400 million to $700 million would be subject to a fee at an annual rate that is 0.05% higher, as a percentage of average daily net assets, then under the Current Advisory Agreement, and Bond Income's net assets from $700 million to $2 billion would be subject to a fee at an annual rate that is 0.10% higher than under its Current Advisory Agreement. This means that, for every $1,000,000 of net assets in excess of $400 million up to $700 million, and for every $500,000 of net assets in excess of $700 million up to $2 billion, Bond Income would pay to NEIM $500 more per year under its New Advisory Agreement than it would have paid under its Current Advisory Agreement. The next $1 billion of net assets of Bond Income (that is, assets from $2 billion to $3 billion) would also be subject to a fee at a 0.05% higher rate under the New Advisory Agreement than under the Current Advisory Agreement. Net assets in excess of $3 billion would be subject to a fee payable to NEIM at the same rate under both agreements.

  Growth and Income. On July 30, 1999, Growth and Income had net assets of approximately $376 million. The Current Advisory Agreement and the New Advisory Agreement for that Series each provide that the first $500 million of average daily net assets are subject to a fee payable to NEIM at the same rate. Therefore, until Growth and Income's net assets grow by approximately $124 million to $500 million, Proposal 2c would have no effect on the fees payable by Growth and Income. Under its New Advisory Agreement, the next $1 billion of net assets of Growth and Income would be subject to a fee at an annual rate that is 0.05% higher than under its Current Advisory Agreement. This means that, for every $1,000,000 dollars of net assets of Growth and Income in excess of $500 million up to $1.5 billion, the Series would pay to NEIM $500 more per year under its New Advisory Agreement than it would have paid under its Current Advisory

Agreement. For all net assets of Growth and Income in excess of $1.5 billion, the fees payable to NEIM under Growth and Income's New Advisory Agreement would be the same as under the Current Advisory Agreement.

Description of the New Advisory Agreements

  Under the New Advisory Agreements, NEIM has overall advisory and administrative responsibility with respect to the Series. Each New Advisory Agreement provides that NEIM will, subject to its rights to delegate such responsibilities to other parties, provide to the relevant Series both portfolio management services and administrative services.

  Each New Advisory Agreement provides that it will continue in effect for two years from its date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the applicable Series, and (ii) by vote of a majority of the Trustees who are not "interested persons," as that term is defined in the 1940 Act, of the Trust or NEIM, cast in person at a meeting called for the purpose of voting on such approval.

  Each New Advisory Agreement may be terminated without penalty by vote of the Trustees or by vote of a majority of the outstanding voting securities of the applicable Series, upon sixty days' written notice to NEIM, or by NEIM upon ninety days' written notice to the Trust, and each terminates automatically in the event of its "assignment" as defined in the 1940 Act. In addition, each New Advisory Agreement will automatically terminate if New England Securities requires the relevant Series to change its name so as to eliminate all references to the words "New England" unless the continuance of such New Advisory Agreement after such change shall have been specifically approved by vote of a majority of the outstanding voting securities of the relevant Series and by vote of a majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust, NEIM or a Series, cast in person at a meeting called for the purpose of voting on such approval, unless otherwise exempt from these requirements of the 1940 Act pursuant to an order or orders from the SEC. Each New Advisory Agreement provides that NEIM shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith or gross negligence in the performance of NEIM's duties or by reason of reckless disregard by NEIM of its obligations and duties thereunder.

Trustee Decision

  The Board of Trustees has determined that the compensation to be paid to NEIM under each of the New Advisory Agreements is fair and reasonable. In approving the proposed New Advisory Agreements and recommending their approval by shareholders, the Trustees of the Trust, including the Trustees who are not "interested persons" of the Trust, considered the best interests of shareholders of each of Money Market, Bond Income and Growth and Income and took into account all such factors they deemed relevant. The factors considered by the Trustees included: the increased scope and complexity of administering investment companies; the effect of the proposed investment advisory fee increase on the expense ratios of the Series; comparative data as to advisory fees and expense ratios, particularly fees and expense ratios of funds underlying variable insurance products with similar investment objectives; the continuance of appropriate incentives to assure that NEIM will continue to furnish high quality services to the Series; possible benefits other than the advisory fee which NEIM and its affiliates derive from their relationship with the Series; the advisability of modifying the current tiered fee structure under which the fee would be reduced upon reaching certain asset levels; and the nature, quality and extent of the services furnished by NEIM to the Series in the adviser/sub-adviser structure, including NEIM's oversight of sub-advisers, NEIM's ongoing evaluation of each sub-adviser's performance and searches for replacement sub-advisers when required.

  In connection with that review, the Trustees also approved a recommendation of NEIM that the management fee payable by Small Cap should be reduced from 1.00% of the average daily net assets of the Series to 0.90% of the first $500 million of such assets and 0.85% of the amount of such assets in excess of $500 million. That reduction, which will take effect on January 1, 2000, does not require shareholder approval and therefore is not being presented for shareholder approval at the Meeting.

Information About NEIM

  NEIM is a wholly-owned subsidiary of New England Life Holdings, Inc., which is a wholly-owned subsidiary of New England Financial, which in turn is a wholly-owned subsidiary of MetLife New England Holdings, Inc. ("MetLife Holdings"). MetLife Holdings is wholly owned by MetLife, a mutual insurance company. NEIM acts as adviser to all of the Series except Capital Growth. The Chairman of the Board and President of NEIM is Anne M. Goggin. Ms. Goggin and John F. Guthrie, Jr. are NEIM's directors. Ms. Goggin is the Chairman of the Board and President of the Trust and her principal occupation is Senior Vice President and Associate General Counsel of New England Financial. Mr. Guthrie is a Senior Vice President of the Trust, and his principal occupation is Vice President of New England Financial. The address of NEIM, New England Life Holdings, Inc., New England Financial, Ms. Goggin and Mr. Guthrie and is 501 Boylston Street, Boston, Massachusetts 02116. The address of MetLife and MetLife Holdings is One Madison Avenue, New York, New York 10010.

  NEIM acts as investment adviser to the following other mutual funds that have investment objectives similar to those of Bond Income or Growth and Income, respectively, for compensation at the annual percentage rates of the corresponding average net asset levels of those funds set forth in the table below. Each of these mutual funds is a Series. The table also sets forth the net assets of those funds at July 30, 1999.

                                                             Annual Fee
                                             Approximate  ------------------
                                            Net Assets of        Average Net
     Series              Other Funds         Other Fund   Rate   Asset Level
     ------        ------------------------ ------------- -----  -----------
Bond Income        Strategic Bond           $ 95 Million  0.65%  All assets
                   U.S. Government Series   $219 Million  0.55%  All assets
Growth and Income  Equity Growth            $613 Million  0.75%  All assets
                   Venture Value            $562 Million  0.75%  All assets
                   Midcap Value             $117 Million  0.75%  All assets
                   Small Cap                $237 Million  1.00%* All assets
                   Investors Series         $  5 Million  0.75%  All assets
                   Research Managers Series $  5 Million  0.75%  All assets
                   International Equity     $ 29 Million  0.90%  All assets

-----------
* As discussed above, the annual advisory fee rate for Small Cap will be reduced to 0.90% of average daily net assets up to $500 million and 0.85% of such assets in excess of $500 million on January 1, 2000.

Trustee Recommendation

  The Trustees of the Trust unanimously recommend that the shareholders of each of Money Market, Bond Income and Growth and Income vote to approve the proposed New Advisory Agreement for their Series.

  Each Series votes only with respect to the New Advisory Agreement for that Series. The required vote for approval the New Advisory Agreement for a Series is the lesser of (1) 67% of the shares of that Series represented at the Meeting and entitled to vote, if more than 50% of the shares of that Series are represented at the Meeting, or (2) more than 50% of the outstanding shares of that Series. If approved by a Series' shareholders, the New Advisory Agreement for that Series will take effect January 1, 2000. If shareholders of any Series do not approve the New Advisory Agreement relating to that Series, the Current Advisory Agreement relating to that Series will remain in effect.

III. REPLACING FUNDAMENTAL INVESTMENT OBJECTIVES WITH NON-FUNDAMENTAL INVESTMENT OBJECTIVES

  Currently, seven Series, Money Market, Bond Income, the Managed Series, Capital Growth, Small Cap, Growth and Income and Stock Index, have investment objectives that are fundamental, meaning that the objectives may be changed only by shareholder vote. The purpose of Proposal 3 is to replace the fundamental investment objective of each of these Series with an otherwise identical, non-fundamental investment objective. The investment objective for each of these Series is set forth below.

      Series                           Investment Objective
 ----------------- ------------------------------------------------------------
 Money Market      The highest possible level of income consistent with the
                   preservation of capital.
 Bond Income       A high level of current income consistent with protection of capital.
 Managed Series    A favorable total return through investment in a diversified portfolio.
 Capital Growth    The long-term growth of capital through investment primarily in equity securities of companies whose earnings are
                   expected to grow at a faster rate than the United States
                   economy.
 Small Cap         Long-term capital growth from investments in common stocks or their equivalents.
 Growth and Income Long-term total return through investment in equity securities.
 Stock Index       Investment results that correspond to the composite price
                   and yield performance of United States publicly traded
                   commonly stocks.

  If the investment objective of a Series becomes non-fundamental, the Trustees would be able to change the investment objective for that Series in the future without first seeking shareholder approval. That ability is generally desirable for each Series because the Trustees may determine that it would be in the best interests of the shareholders of a Series to change investment techniques in response to changing market conditions, but their ability to do so is currently limited by the fundamental nature of these Series' investment objectives. The Trustees have no current intention of changing the investment objective of any of these Series, but, if Proposal 3 is adopted as to a Series, the Trustees could thereafter change that Series' investment objective at any time. If a Series' objective were changed, the change would be disclosed in a supplement to the Fund's prospectus relating to that Series.

  In addition, in order for these Series (other than Capital Growth) to take full advantage of the SEC Voting Exemption described in Proposal 4, the Series need to be able to change their investment objectives without shareholder approval. As described in Part IV of this proxy statement, upon receiving from its shareholders a grant of authority for the use of the SEC Voting Exemption, a Series (other than Capital Growth) may enter into a new or amended sub-advisory agreement with a sub-adviser under certain circumstances without obtaining another shareholder vote. If, in the future, a new sub-adviser should recommend that a Series change its investment strategy to comport with its best judgment about investment policies and market conditions, if the objective were fundamental, that Series would need to obtain a shareholder vote approving the change of investment objective despite the SEC Voting Exemption. If the shareholders of a Series adopt Proposal 3, however, the Trustees could make appropriate changes to a Series' non-fundamental investment objective consistent with the interests of shareholders of that Series (other than Capital Growth) in conjunction with Trustee approval of a new or amended sub-advisory agreement.

  The Trustees of the Trust unanimously recommend that the shareholders of each Series to which this Proposal 3 relates vote to make the investment objective of that Series an otherwise identical, non-fundamental policy.

  Each Series votes separately from each other Series with respect to its investment objective. For each Series, the required vote for approval of a change to its fundamental investment objective is the lesser of (1) 67% of the shares of that Series represented at the Meeting and entitled to vote, if more than 50% of the outstanding shares of that Series are represented at the Meeting or (2) more than 50% of the outstanding shares of that Series. The new, non-fundamental investment objectives would take effect upon amendment of the Trust's SEC filings to reflect the change. If the Proposal is not approved by any Series' shareholders, that Series' current fundamental investment objective will remain unchanged.

IV. FUTURE SUB-ADVISORY AGREEMENTS WITHOUT SHAREHOLDER VOTE

  Each Series to which this Proposal 4 applies proposes, to the extent permitted by any exemption or exemptions granted by the SEC, to permit NEIM to enter into new or amended agreements with any sub-adviser with respect to the Series without obtaining shareholder approval of such agreements, and to permit such sub-advisers to manage the assets of the Series pursuant to such sub-advisory agreements.

  The 1940 Act generally provides that an investment adviser or sub-adviser to a mutual fund may act as such only pursuant to a written agreement which has been approved by a vote of the fund's shareholders, as well as by a vote of a majority of the trustees of the fund who are not parties to such agreement or interested persons of any party to such agreement. The Trust and NEIM, however, have received from the SEC an exemption from the shareholder approval voting requirement in certain circumstances (the "SEC Voting Exemption"). Under the SEC Voting Exemption, NEIM, as the investment adviser of certain Series, is permitted, under specified conditions, to enter into new and amended sub-advisory agreements for the management of each such Series, including agreements with new sub-advisers and agreements with existing sub-advisers if there were a material change in the terms of the sub-advisory agreement or if there were an "assignment," as defined in the 1940 Act, or other event causing termination of the existing sub-advisory agreement, without obtaining the approval of such new or amended sub-advisory agreement by that Series' shareholders. Such agreements nevertheless would require approval by the Trustees, in accordance with the requirements of the 1940 Act. One of the conditions of the SEC Voting Exemption is that, under certain circumstances, within 90 days after entering into a new sub-advisory agreement without shareholder approval, the Series must provide to shareholders an information statement setting forth substantially the information that would be required to be contained in a proxy statement for a meeting of shareholders to vote on the approval of the agreement. Furthermore, each Series would still require shareholder approval to amend its Advisory Agreement with NEIM (including any amendment to raise the management fee rate payable under such agreement) or to enter into a new advisory agreement with NEIM or any other adviser.

  Another condition of the SEC Voting Exemption is that any new or amended sub-advisory agreement entered into in reliance on the SEC Voting Exemption must be between NEIM and a sub-adviser that is not an "affiliate" of NEIM, as that term is defined in the 1940 Act. Therefore, to the extent that NEIM enters into an amended or new sub-advisory agreement with an affiliated sub-adviser under the current SEC Voting Exemption, the new or amended contract will still require shareholder approval to the extent required by the 1940 Act.

  The Trust is requesting shareholder approval of this Proposal for several reasons. The Series other than Capital Growth utilize an adviser/sub-adviser management structure, in which NEIM acts as these Series' investment adviser, delegating the day-to-day portfolio management to a sub-adviser. Under such a structure, the Series' sub-advisers act in a capacity similar to that of the portfolio manager in a more traditional mutual fund advisory structure that does not involve a sub-adviser. Specifically, the Series' sub-advisers, like portfolio managers in a more traditional structure, manage the Series under the oversight and supervision of the Series's adviser. If a Series were to change sub-advisers, NEIM would continue in its role as adviser and would continue to exercise oversight and supervision of the Series' investment affairs as conducted by the new sub-adviser. Changing the Series' sub-advisers is, therefore, in some ways analogous to the adviser's replacing the portfolio manager of a single-manager managed fund who is employed by the adviser, which does not require shareholder approval under the 1940 Act.

  In addition, given the Series' management structure, the shareholder approval requirement under the 1940 Act may cause a Series' shareholders to incur unnecessary expenses and could hinder the prompt implementation of sub-advisory changes that are in the best interest of the shareholders, such as prompt removal of a sub-adviser if circumstances warrant such removal. The Trustees believe that without the ability to employ promptly a new sub-adviser or re-employ promptly the current sub-adviser upon a change of control of the sub-adviser, as the case may be, investors' expectations may be frustrated and the Series and its shareholders could be seriously disadvantaged under the following circumstances: (a) where a sub-adviser has been terminated because its performance was unsatisfactory or its retention was otherwise deemed inadvisable, (b) where a sub-adviser has resigned and (c) where there has been an "assignment" (i.e., a change in the actual control or management of a sub-adviser) or other event causing the termination of a sub-advisory agreement. For example, in 1998, such an assignment caused the termination of the sub-advisory agreements of two Series, Strategic Bond and the U.S. Government Series, and necessitated the delivery of a proxy statement to shareholders of those Series in connection with Shareholder approval of new, virtually identical sub-advisory agreements for those Series.

  In the absence of an exemption, to obtain the shareholder approval required by the 1940 Act for a sub-advisory agreement, a Series must convene a shareholders' meeting, which generally involves considerable delay and expense. Where NEIM, as adviser, has recommended replacement of a sub-adviser, and the Trustees have determined that such replacement is necessary and advisable, a Series could receive less than satisfactory sub-advisory services prior to the time that an agreement with a new sub-adviser is approved by shareholders. Also, in that situation or where there has been an unexpected resignation or change in control of a sub-adviser (events which, in many cases, are beyond the control of the Series), a Series may be forced to operate with a less than satisfactory sub-adviser for some period of time. In such circumstances, without the ability to engage in a new sub-adviser promptly, NEIM, as the adviser, might have to assume direct responsibility on a temporary basis for management of the assets previously assigned to a sub-adviser.

Trustee Recommendation

  The Trustees of the Trust unanimously recommend that the shareholders of each Series to which this Proposal 4 relates vote to approve the proposed grant of authority to permit NEIM to enter into new and amended agreements with sub-advisers from time to time with respect to the Series without obtaining shareholder approval of such agreements.

  Each Series votes separately from each other Series with respect to the SEC Voting Exemption. For each Series, the required vote for approval of the proposed grant of authority is the lesser of (1) 67% of the shares of the Series represented at the Meeting and entitled to vote, if more than 50% of the shares of that Series are represented at the Meeting, or (2) more than 50% of the outstanding shares of that Series. If the shareholders of a Series do not approve this Proposal 4, the Trustees of the Trust will consider such alternate actions as may be in the best interest of such Series.

V. ADOPTION OF STANDARDIZED INVESTMENT RESTRICTIONS

  As described in the following Proposal, the Trustees recommend that shareholders approve the elimination of and revisions to certain investment restrictions currently observed by the Series. The purpose of these proposed changes is to increase each Series' investment flexibility and reduce administrative and compliance burdens by: (1) eliminating restrictive policies that various state securities authorities formerly imposed on certain types of mutual funds and (2) simplifying, modernizing and making uniform those investment restrictions that are still required under federal securities laws.

Background

  The 1940 Act requires a registered investment company like the Trust to have "fundamental" investment restrictions governing certain of its investment practices. Investment companies may also voluntarily designate restrictions relating to other investment practices as fundamental. "Fundamental" investment restrictions can be changed only by a shareholder vote. Several Series have adopted fundamental investment restrictions in the past in response to regulatory, business or industry requirements and conditions that are no longer in effect. For example, the National Securities Markets Improvement Act of 1996 eliminated many restrictions then required under state law by preempting state securities ("Blue Sky") regulations for many investment companies. Although these Blue Sky regulations did not govern the Trust, many of the Series' investment restrictions were patterned after the investment restrictions of other mutual funds that were subject to these now-rescinded Blue Sky requirements.

  The proposed elimination of and revisions to certain of the fundamental investment restrictions of each Series are discussed below. Please refer to Appendix A at page A-1 for a complete description of the current and proposed fundamental and non-fundamental investment restrictions for each Series. By eliminating those fundamental investment restrictions that are not required and revising those fundamental investment restrictions that are required, the Trustees believe that the advisers and sub-advisers of the Trust will be better able to manage the Series' portfolios in a changing regulatory or investment environment. In addition, the process of monitoring the Series' compliance with investment restrictions will be simplified.

 Proposals

  5a. Eliminate fundamental investment restrictions relating to investments in a single issuer.

  Affected Series: Money Market, Bond Income, the Managed Series, Capital Growth and Stock Index.

  If this Proposal is approved, the fundamental investment restrictions of each affected Series relating to investments in a single issuer will be eliminated. Each such Series would, in turn, become subject to the following proposed non-fundamental investment restrictions:

  The Series may not:

    With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Series would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. Government or its agencies or instrumentalities, or to securities of any registered investment company.

    With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer (as of the time of acquisition).

  Discussion. Each Series is classified as "diversified" under the 1940 Act, which means that each Series must comply with, among other requirements, the investment restrictions set forth above, which limit the percentage of Series' assets invested in a single issuer. These investment restrictions need not be fundamental. However, several Series are currently subject to fundamental investment restrictions concerning investments in single issuers that are similar to, or even more restrictive than, those set forth above. The Trustees believe that the proposed changes to those investment restrictions will enhance investment flexibility and could assist those Series in achieving their investment objectives.

  Should a Series desire to become non-diversified in the future, that Series would need to obtain a shareholder vote approving its reclassification from diversified to non-diversified. Until a Series obtains such a shareholder vote, that Series must continue to comply with the diversification requirements of the 1940 Act, which are in substance the same as the proposed non-fundamental restrictions set forth above.

  5b. Eliminate the fundamental investment restriction relating to short sales and purchasing securities on margin.

  Affected Series: Money Market, Bond Income, the Managed Series, Capital Growth and Stock Index.

  If this Proposal is approved, the fundamental investment restriction of each affected Series relating to short sales and purchasing securities on margin will be eliminated. Each such Series will in turn become subject to the following proposed non-fundamental investment restriction:

  The Series may not:

    Sell securities short or purchase securities on margin, except to the extent permitted by applicable law, regulation or order.

  Discussion. Upon approval, each of the Series to which this Proposal applies will be able to engage in short sales. The Trustees believe that the proposed changes to these investment restrictions will enhance investment flexibility and could assist these Series in achieving their investment objectives. However, none of the advisers or sub-advisers of the Series intends to engage in short sales on behalf of these Series at this time.

  In a typical short sale, a Series borrows from a broker a security that it anticipates will decline in value in order to sell such security to a third party. The Series is then obligated to return a security of the same issue and quantity at some future date, and it realizes a loss to the extent that the security increases in value and a profit to the extent the security declines in value (after including any associated costs). A Series engaging in short sales may have to pay a premium to borrow the securities and must pay to the lender any dividends or interest it receives on the securities while they are borrowed. All short sales must be fully collateralized.

  Short sales "against the box" are those where the Series owns or has the right to acquire at no added cost a security identical to that sold short. Short sales "against the box" may protect a Series against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such securities would be wholly or partially offset by a corresponding loss in the short position. Several Series not affected by this Proposal already have the ability to make short sales "against the box."

  5c. Revise the fundamental investment restriction relating to concentration of investment in one industry.

  Affected Series: All Series.

  If this Proposal is approved, the fundamental investment restriction of each Series relating to concentration of investment in one industry will be revised. The proposed revised fundamental investment restriction is set forth below:

  The Series may not:

    Purchase securities (other than (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) securities of a registered investment company, and (iii) in the case of Money Market, bank instruments issued by domestic banks and U.S. branches of foreign banks) if, as a result of such purchase, more than 25% of the total assets of the Series (as of the time of investment) would be invested in any one industry, except to the extent permitted by applicable law, regulation or order.

  Discussion. The 1940 Act imposes restrictions on an investment company's ability to concentrate its investments in any particular industry or group of industries. This revised investment restriction, which will apply to each Series, is intended to simplify and standardize the language of the Trust's policies concerning industry concentration, and with respect to several Series, to remove from investment restrictions unnecessary explanatory language that may or may not accurately reflect future industry groupings and SEC staff policy positions.

  5d. Revise the fundamental restriction relating to borrowings.

  Affected Series: All Series.

  If this Proposal is approved, the fundamental investment restriction of each Series relating to borrowing money will be revised. The proposed revised fundamental investment restriction is set forth below:

  The Series may not:

    Borrow money, except to the extent permitted by applicable law, regulation or order.

  Discussion. Several of the Series are currently allowed to borrow only in an amount not in excess of 5% or 10% of the value of such Series' total assets. The investment restrictions of other Series explicitly state that the Series may borrow up to 33 1/3% of its assets from banks, including the amount borrowed. The 1940 Act prohibits mutual funds from borrowing more than 33 1/3% of their assets, including the amount borrowed, and permits borrowing only from banks. Accordingly, the revised policy on borrowing would provide some Series with additional authority to borrow and other Series with a more flexible investment restriction that will not need to be revised if additional borrowings become permissible under the 1940 Act.

  The Trustees believe that amending this fundamental investment restriction as set forth above would provide the Series with the needed flexibility to respond quickly to legal, regulatory and market developments regarding the borrowing of money and could assist each Series in achieving its investment objective. Series occasionally borrow money to fund substantial shareholder redemptions or exchange requests or for the clearance of transactions when available cash is not sufficient for these needs. Although the Series have not experienced difficulties under the current restrictions, the Trustees believe that the proposed change would enhance flexibility. The proposed change would also afford each Series the same capacity to satisfy net redemptions of its shares on a temporary basis without having to resort to sales of portfolio securities at possibly disadvantageous prices.

  This Proposal, if adopted, will also allow each Series to borrow money to take advantage of investment opportunities. This type of borrowing involves the additional risk that interest expense may be greater than the income from or appreciation of the securities financed and the value of such securities may decline below the amount borrowed. If a Series were to follow this practice, any investment gains made on the securities in excess of the interest paid on the borrowing would cause the net asset value of the Series to rise faster than would otherwise be the case. Conversely, if the investment performance of the additional securities purchased failed to cover their cost (including any interest on the money borrowed) to the Series, the net asset value would decrease faster than would otherwise be the case. This effect is known as "leverage." No Series has any current intention to borrow money for leverage, but the proposed revised restriction would permit borrowing for such purposes, to the extent approved from time to time by the Trustees.

  5e. Eliminate the fundamental investment restriction relating to investments in businesses less than three years old.

  Affected Series: Money Market, Bond Income, the Managed Series, Capital Growth and Stock Index.

  If this Proposal is approved, the fundamental investment restriction of each affected Series relating to investments in businesses less than three years old will be eliminated.

  Discussion. Several Series each currently have a fundamental investment restriction related to investments of more than 5% of its assets in "unseasoned issuers" (e.g., companies which have been in operation for less than three years). This restriction was formerly found in certain Blue Sky laws. The Trustees recommend the elimination of this restriction in order to provide each Series with greater flexibility in making investments.

  The Trustees believe that elimination of this investment restriction will increase the flexibility of the adviser or sub-adviser, as appropriate, in managing a Series' assets by permitting investments by the Series in unseasoned issuers that are otherwise permissible and appropriate under the investment objective and policies of the Series. While securities of these issuers may be subject to greater risk, the Trustees believe that the increasing prevalence of unseasoned issuers, the investment opportunities offered by such issuers, and the fact that any such investments would be subject to the other investment policies of the Series, warrants the elimination of the current investment restriction.

  5f. Eliminate the fundamental investment restriction relating to issuers whose shares are beneficially owned by Trustees and officers of the Trust or directors and officers of certain affiliates of the Trust.

  Affected Series: Money Market, Bond Income, the Managed Series, Capital Growth and Stock Index.

  If this Proposal is approved, the fundamental investment restriction of each affected Series relating to securities of issuers that are beneficially owned by certain persons will be eliminated.

  Discussion. Several Series currently have an investment restriction limiting their investments in securities of issuers in which management of the Trust or of advisers or sub-advisers to the Series own a certain percentage of securities. This restriction was formerly found in certain Blue Sky laws. The Trustees recommend the elimination of this restriction in order to provide the Trust with the maximum amount of investment flexibility.

  If this restriction is eliminated, each Series will be able to invest in the securities of any issuer without regard to ownership of such issuer by management of the Trust or of the advisers or sub-advisers of the Series, except to the extent prohibited by each Series' investment objective and policies and the 1940 Act. Certain of such transactions are circumscribed by the 1940 Act's provisions on affiliated transactions and each adviser and sub-adviser of a Series maintains a code of ethics to monitor transactions affecting that Series; therefore, the Trustees believe that this investment restriction is no longer necessary.

  5g. Revise the fundamental investment restriction relating to underwriting of securities.

  Affected Series: All Series.

  If this Proposal is approved, the fundamental investment restriction of each Series relating to the underwriting of securities issued by others will be revised. Each Series will in turn become subject to the following revised fundamental restriction:

  The Series may not:

    Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

  Discussion. The federal securities laws limit and regulate an investment company's ability to act as an underwriter of securities issued by others. This investment restriction is intended to state clearly and simply that the limits set forth in those laws will apply to all Series.

  5h. Eliminate the fundamental investment restrictions relating to the purchase of restricted securities and illiquid securities.

  Affected Series: Money Market, Bond Income, the Managed Series, Capital Growth and Stock Index.

  If this Proposal is approved, the fundamental investment restrictions of each affected Series relating to the purchase of restricted securities and illiquid securities will be eliminated. Each Series will, in turn, become subject to the following proposed non-fundamental restriction:

  The Series may not:

    Invest more than 15% (10% in the case of Money Market) of the value of the net assets of the Series in illiquid securities (as of the time of investment), including variable amount and master demand notes (if such notes provide for prepayment penalties) and repurchase agreements with remaining maturities in excess of seven days. (If, through a change in security values or net assets, or due to other circumstances, the value of illiquid securities held by the Series exceeds 15% (10% in the case of Money Market) of the net assets of the Series, the Series shall consider appropriate steps to protect liquidity).

  Discussion. The Trustees believe that fundamental restrictions relating to restricted and illiquid securities are unnecessary in light of current regulatory requirements and the proposed non-fundamental investment restriction of each Series, which would prohibit a Series from investing more than 15% (10% in the case of Money Market) of its net assets in illiquid securities, including restricted securities.

  The Series may benefit from the added flexibility of having the policy with respect to illiquid investments, including restricted securities, contained in a single non-fundamental investment restriction. Each Series would then have greater flexibility to respond quickly to legal, regulatory and market developments regarding illiquid investments. If this investment restriction were no longer required, the Trustees could modify or eliminate the restriction to increase each Series' investment flexibility without the need for shareholder approval.

  To the extent that a Series invests in illiquid investments, that Series may encounter difficulty in determining the fair value of such securities for purposes of computing net asset value. In addition, a Series could encounter difficulty satisfying redemption requests within seven days if it could not readily dispose of its illiquid investments.

  5i. Eliminate the fundamental investment restriction relating to investments made for the purpose of exercising control or management.

  Affected Series: Money Market, Bond Income, the Managed Series, Capital Growth and Stock Index.

  If this Proposal is approved, the fundamental investment restriction of each affected Series relating to investments in companies for the purpose of exercising control will be eliminated.

  Discussion. Eliminating this investment restriction would permit a Series to exercise its rights as shareholders in the various companies in which it can invest, consistent with any limitation imposed from time to time by the relevant adviser's or sub-adviser's internal code of conduct and proxy voting policies. These rights may include the active opposition or support of such companies' management. These activities could at times fall within the technical definition of exercising control under the securities laws.

  Although no Series currently intends to invest in a company for the purpose of exercising control over the company, the Trustees believe that approval of this Proposal will provide each affected Series with the additional capability to protect the value of its investments through the exercise of influence, in appropriate circumstances, on the management of the companies in which it invests. Each Series would be able to communicate its views as a shareholder on company policies that affect the value of such Series' investment. Activities in which a Series would then be able to engage include seeking changes in a company's goals, management or board of directors, seeking the sale of some or all of a company's assets, or voting to participate in or oppose a takeover effort with respect to the company.

  5j. Eliminate the fundamental investment restriction relating to joint trading of securities.

  Affected Series: Money Market, Bond Income, the Managed Series, Capital Growth and Stock Index.

  If this Proposal is approved, the fundamental investment restriction of each affected Series relating to joint trading of securities will be eliminated.

  Discussion. The Series will only participate on a joint or joint and several basis in trading of securities to the extent permitted by rule or order of the SEC. The Trustees believe that the specific process and mechanics of effecting trades of portfolio securities need not be the subject of an investment restriction. Each adviser or sub-adviser of a Series considers many factors when evaluating a particular investment, including the marketability and availability of the security and brokerage-related matters. However, these procedures evolve over time in response to changes in regulation and business practices, and therefore are generally not reduced to investment restrictions. Each Series will continue to comply with applicable rules and regulations relating to trading of securities in the absence of this investment restriction.

  5k. Eliminate the fundamental investment restriction relating to investments in other investment companies.

  Affected Series: Money Market, Bond Income, the Managed Series, Capital Growth and Stock Index.

  If this Proposal is approved, the fundamental investment restriction of each affected Series relating to investments in securities of other investment companies will be eliminated. Each such Series will in turn become subject to the following proposed non-fundamental restriction:

  The Series may not:

    Invest in securities of other investment companies, except to the extent permitted by applicable law, regulation or order.

  Discussion. The 1940 Act imposes limitations on an investment company's ability to purchase and sell securities of other investment companies, but these restrictions need not be fundamental. If this Proposal is approved, each Series will be able to invest in other investment companies to the extent allowed by the 1940 Act and that Series' investment policies. Investment in these entities may involve duplication of certain fees and expenses, but the Trustees believe that this enhanced flexibility could provide attractive investment opportunities and may assist each Series in meeting its investment objective.

  5l. Revise the fundamental investment restriction relating to investments in commodities and real estate.

  Affected Series: All Series.

  If this Proposal is approved, the fundamental investment restriction of each Series relating to investments and commodities in real estate will be revised. The single investment restriction of each Series relating to commodities and real estate will be replaced with two fundamental restrictions, one relating to commodities and one relating to real estate, as set forth below:

  The Series may not:

    Purchase or sell real estate except that, consistent with its investment policies, the Series may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

    Purchase or sell commodities or commodity contracts, except that, consistent with its investment policies, the Series may purchase and sell financial futures contracts and options and may enter into swap agreements, foreign exchange contracts and other financial transactions not requiring the delivery of physical commodities.

  Discussion. These revised investment restrictions, which will apply to each Series, are intended to simplify and standardize the language of the Trust's policies concerning commodities and real estate.

  5m. Eliminate the fundamental investment restriction relating to pledging assets.

  Affected Series: Money Market, Bond Income, the Managed Series, Capital Growth and Stock Index.

  If this Proposal is approved, the existing fundamental investment restriction of each affected Series relating to pledging of assets will be eliminated.

  Discussion. Several Series currently have a fundamental investment restriction prohibiting them from pledging their assets. This restriction was formerly found in certain Blue Sky laws. The Trustees recommend the elimination of this restriction in order to provide the Trust with the greater investment flexibility. There are currently no regulatory limits on pledging activity.

  Pledging assets does entail certain risks. To the extent that a Series pledges its assets, that Series may have less flexibility in liquidating assets. This may delay such Series' ability to meet redemption requests or other obligations.

  5n. Revise the fundamental investment restriction relating to making loans.

  Affected Series: All Series.

  Upon approval of this Proposal, the fundamental restriction of each Series relating to making loans will be revised to standardize the language of each such restriction and to allow each Series to enter into securities loans. The proposed revised fundamental restriction is set forth below:

  The Series may not:

    Make loans, except by purchasing debt obligations in which the Series may invest consistent with its investment policies, by entering into repurchase agreements, by lending its portfolio securities, or as otherwise permitted by applicable law, regulation or order.

  Discussion. If this Proposal is approved, each Series will be able to lend its portfolio securities to brokers, dealers and other financial institutions under this standardized, simplified investment restriction. The Trustees believe that this investment flexibility may assist each Series in achieving its investment objective. Under the proposed revised restriction, each Series could engage in such lending at any time, to the extent authorized by the Trustees.

  In lending its portfolio securities, a Series receives income while retaining the securities' potential for capital appreciation. Such loans are at all times secured by cash or equivalent collateral. The advantage of such loans is that a Series continues to earn interest and dividends on the loaned securities while at the same time earning a return on the invested collateral. Such a loan involves some risk to the Series if the other party should default on its obligation. If the other party should become involved in bankruptcy proceedings, it is possible that the Series may encounter a delay in recovery or even a loss of rights in the collateral. However, loans of a Series' securities will only be made to borrowers deemed by the adviser or sub-adviser of the Series to be creditworthy.

  The proposed revised investment restriction would also permit the Series to purchase debt obligations and engage in transactions in repurchase agreements. These functions are already permitted under each Series' current investment restrictions.

  5o. Eliminate the fundamental restriction relating to the purchase and/or writing of options.

  Affected Series: Money Market, Bond Income, the Managed Series, Capital Growth and Stock Index.

  If this Proposal is approved, the fundamental investment restriction of each affected Series relating to the purchase and/or writing or options will be eliminated.

  Discussion. If this Proposal is approved, these Series will be able to engage in a wider variety of options transactions than is currently allowable under the applicable investment restrictions. The Trustees believe that approval of this Proposal will enhance investment flexibility and could assist each Series in achieving its investment objectives.

  When a Series purchases a call option, it obtains the right to purchase, and obligates the writer to sell, a security, currency or unit of an index, at a specified exercise price on or before a specified expiration date. In order for a call option purchased by a Series to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the amount paid by the Series to acquire the option, and the related transaction. When a Series purchases a put option, it obtains the right to sell, and obligates the writer to buy, a security at the exercise price on or before the expiration date. In order for a put option purchased by a Series to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the amount paid by the Series to acquire the option, and the related transaction. If an option expires unexercised, the Series will lose the amount it paid for the option.

  When a Series writes a call option, it loses the opportunity to profit from any increase in the price of the security above the exercise price. When a Series writes a put option, it takes a risk that it will be required to purchase the security from the option holder at a price above the current market value. A Series receives a premium for writing a call or put option (representing the cost of the option), which increases the return to the Series if the option expires unexercised.

  The successful use of options depends on the ability of the adviser or sub-adviser of the Series to predict correctly interest rate and market movements. It also depends on the Series' ability to terminate option positions at times when the adviser or sub-adviser of the Series believes it is desirable to do so. There is no assurance that the Series will be able to effect closing transactions at any particular time or at an acceptable price.

  No Series has any current intention to change its current policies and practices, if any, regarding investments in options, but the proposed elimination of current restrictions on option transactions would permit each Series to engage in option transactions in the future.

  5p. Revise the fundamental restriction relating to the issuance of senior securities.

  Affected Series: All Series other than Money Market, Bond Income, the Managed Series, Capital Growth and Stock Index.

  If this Proposal is approved, the fundamental investment restriction of each affected Series relating to senior securities will be revised. Each Series will become subject to the following fundamental investment restriction:

  The Series will not:

    Issue any senior securities except to the extent permitted by applicable law, regulation or order. (For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract or futures contract and collateral arrangements with respect to initial and variation margin are not deemed to involve the issuance of a senior security).

  Discussion. The 1940 Act imposes limitations on an investment company's ability to issue senior securities. This revised investment restriction, which will apply to all Series, is intended to simplify and standardize the language of the Trust's policies concerning senior securities, and to permit each Series to take full advantage of all investment flexibility permitted under applicable law.

  Several Series do not have an express limitation on issuance of senior securities. These Series will also be subject to the investment restriction set forth above, although no shareholder vote is necessary for the imposition of this restriction on such Series. Imposition of this restriction on those Series will not limit the Series' investment flexibility, since those Series are already subject to such limitation in their issuance of senior securities as may be imposed by applicable law.

Trustee Recommendation

  The Trustees of the Trust unanimously recommend that the shareholders of each Series vote to approve the proposed elimination of and revisions to the fundamental investment restrictions of such Series.

  Each Series votes separately from each other Series with respect to its fundamental investment restrictions. For each Series, the required vote for approval of the proposed elimination of and revisions to its fundamental investment restrictions is the lesser of (1) 67% of the shares of the Series represented at the Meeting and entitled to vote, if more than 50% of the shares of that Series are represented at the Meeting, or (2) more than 50% of the outstanding shares of that Series. The new investment restrictions would take effect upon amendment of the Trust's SEC filings to reflect the change. If the shareholders of a Series do not approve this Proposal 5, the Trustees of the Trust will consider such alternate actions as may be in the best interest of such Series.

VI. OTHER MATTERS

Number of Shares

  Shares of the Series are available for purchase only by separate accounts established by New England Financial, MetLife and their affiliates. The Trust serves as the investment vehicle for variable insurance, variable annuity and group annuity products of New England Financial, MetLife or their affiliates. Shares of the Series are not offered for direct purchase by the investing public.

  All shareholders of record on the Record Date are entitled to one vote for each share of beneficial interest of the Trust held as of that date. The number of shares of beneficial interest of each Series issued and outstanding as of the Record Date are as follows:

                      Shares Outstanding
  Series                on Record Date
  ------              ------------------
Money Market             2,268,366.779
Bond Income              2,622,139.333
Strategic Bond           8,362,960.475
U.S. Government          4,374,164.414
Managed Series           1,019,756.754
Balanced Series         13,161,550.710
Equity Growth           22,780,056.214
Capital Growth           3,956,111.709
Venture Value           22,052,415.225
Midcap Value               862,248.584
Small Cap                1,518,826.433
Investors                  500,000.000
Research Managers          500,000.000
Growth and Income        1,719,920.380
Stock Index              1,086,756.307
International Equity     6,309,152.771
--------------------
                        --------------
  Total                 93,094,426.088
                        ==============

Record Ownership

  As of the Record Date, all of the shares of the Series were owned by either:
(1) New England Variable Life Separate Account ("NEVL Account"), a separate account of New England Financial; (2) The New England Variable Account ("TNE Account"), a separate account of MetLife; (3) New England Variable Annuity Separate Account ("NEVA Account"), a separate account of New England Financial; (4) certain separate accounts of MetLife established for the pooling of contributions under certain tax-qualified group annuity contracts ("MetLife Accounts"); (5) certain separate accounts of New England Financial established for the pooling of contributions under certain tax-qualified group annuity contracts ("NEF Accounts"); or (6) with respect to amounts invested by New England Financial in the Investors Series and the Research Managers Series in connection with the establishment of those Series, New England Financial. The shares and percentages of the Series held by these entities are set forth below. The percentage of shares outstanding may not total 100% due to rounding.

                             NEVL Account               TNE Account                NEVA Account
                      -------------------------- -------------------------- --------------------------
                        Number of         %        Number of         %        Number of         %
       Series             Shares     Outstanding     Shares     Outstanding     Shares     Outstanding
       ------         -------------- ----------- -------------- ----------- -------------- -----------
Money Market             948,102.560     42%        737,398.190     33%        582,866.019     26%
Bond Income              668,918.267     26%      1,195,263.511     46%        757,957.555     29%
Strategic Bond           100,648.118      1%      2,790,263.046     33%      5,076,762.280     61%
U.S. Government           57,715.411      1%      1,305,378.017     30%      2,738,097.414     63%
Managed                  309,841.692     30%        709,915.062     70%                --       0%
Balanced               1,053,153.535      8%      3,249,580.637     25%      7,133,784.586     54%
Equity Growth          5,767,537.472     25%      6,633,111.247     29%      9,124,424.329     40%
Capital Growth         2,298,943.134     58%      1,657,168.571     42%                --       0%
Venture Value          5,416,568.565     25%      6,138,951.948     28%      8,324,202.976     38%
Midcap Value             290,631.664     34%        264,345.678     31%        301,187.381     35%
Small Cap                470,920.723     31%        411,242.932     27%        462,156.569     30%
Investors                 26,023.276      5%                --       0%        149,418.257     30%
Research Managers         15,371.661      3%                --       0%        102,985.653     21%
Growth and Income        393,104.546     23%        500,931.783     29%        789,792.139     46%
Stock Index              709,368.886     65%        377,387.421     35%                --       0%
International Equity   1,193,812.753     19%      1,459,928.430     23%      3,583,906.930     57%
--------------------
                      --------------     ---     --------------     ---     --------------     ---
Total                 19,720,662.263     21%     27,430,866.473     29%     39,127,542.088     42%
                           MetLife Accounts             NEF Accounts                   NEF
                      -------------------------- -------------------------- --------------------------
                        Number of         %        Number of         %        Number of         %
       Series             Shares     Outstanding     Shares     Outstanding     Shares     Outstanding
       ------         -------------- ----------- -------------- ----------- -------------- -----------
Money Market                     --       0%                --       0%                N/A     --
Bond Income                      --       0%                --       0%                N/A     --
Strategic Bond           137,270.343      2%        258,016.687      3%                N/A     --
U.S. Government           26,752.330      1%        246,221.242      6%                N/A     --
Managed                          --       0%                --       0%                N/A     --
Balanced               1,252,489.639     10%        472,542.313      4%                N/A     --
Equity Growth            456,358.476      2%        798,624.689      4%                N/A     --
Capital Growth                   --       0%                --       0%                N/A     --
Venture Value          1,460,897.777      7%        711,793.959      3%                N/A     --
Midcap Value               1,288.334      0%          4,795.528      1%                N/A     --
Small Cap                121,438.281      8%         53,067.927      3%                N/A     --
Investors                        --       0%                --       0%        324,558.467     65%
Research Managers                --       0%                --       0%        381,642.686     76%
Growth and Income         13,003.669      1%         23,088.243      1%                N/A     --
Stock Index                      --       0%                --       0%                N/A     --
International Equity      45,575.278      1%         25,929.379      0%                N/A     --
--------------------
                      --------------     ---     --------------     ---     --------------     ---
Total                  3,515,074.127      4%      2,594,079.967      3%        706,201.153      1%

  As of the Record Date, the following persons owned beneficially (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) the following numbers of shares of the following Series, representing the indicated percentage of the outstanding shares of such Series:

   Beneficial Holder         Series    Number and Percentage
   -----------------      ------------ ---------------------
John Hancock Mutual Life  Money Market     283,300/12.6%
  Insurance Company
  200 Clarendon Street
  Boston, MA 02117

Voting Provisions

  The Trust is subject to special voting provisions. As of the Record Date, the Trust served as an investment vehicle for use only in connection with (1) variable life insurance contracts offered by New England Financial and (2) certain variable annuity contracts, including group annuity contracts, of MetLife and New England Financial. All shares of the Series owned by NEVL Account and NEVA Account are attributable to variable life insurance policies and variable annuity contracts issued by New England Financial or to charges assessed by New England Financial against those policies and contracts. New England Financial has agreed that each owner of such a policy or contract (an "Owner") will be permitted to instruct New England Financial as to how shares of the Trust attributable to the policies or contracts owned by such Owner should be voted at meetings of Trust shareholders. With respect to each of these separate accounts, all shares of the Series attributable to such policies and contracts for which no Owner instructions have been received by New England Financial and all shares of the Series attributable to charges assessed by New England Financial against such policies and contracts will be voted for, voted against or withheld from voting on any proposal in the same proportions as are the shares for which Owner instructions have been received by New England Financial with respect to policies or contracts issued by such separate accounts issued by such separate account. All shares of the Series held by TNE Account are attributable to variable annuity contracts of MetLife or to charges assessed by MetLife against such contracts. The holder of each such contract (a "Contractholder") has the right to instruct MetLife as to how to vote the shares of the Trust attributable to such contract. All shares of the Series held by TNE Account for which no Contractholder instructions have been received by MetLife and any shares of the Series attributable to charges assessed by MetLife against variable annuity contracts will be voted for, voted against or withheld from voting on any proposal in the same proportions as are the shares for which Contractholder instructions have been received by MetLife. All shares of the Series held by NEF Accounts or MetLife Accounts, and all shares of the Investors Series and the Research Managers Series held by New England Financial, will be voted for, voted against or withheld from voting on any proposal in the same proportions as are the aggregate of (i) the shares for which voting instructions are received and
(ii) the shares that are voted in proportion to such voting instructions.

Certain Trustees and Officers of the Trust

  The following persons are both officers or Trustees of the Trust and officers or directors of NEIM: Peter H. Duffy, Anne M. Goggin, John F. Guthrie, Jr., Alan C. Leland, Jr., Thomas M. Lenz, Thomas C. McDevitt, Terrence Santry and Catherine Topouzoglou.

Other Matters

  The holders of forty percent of the shares of the Series outstanding on the Record Date, present in person or represented by proxy, constitute a quorum for the transaction of business at the Meeting. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trust as tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of each Proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count all shares represented by proxies that reflect abstentions as present for purposes of determining whether sufficient affirmative votes have been cast. The tellers will also count all shares represented by proxies that reflect abstentions as present for purposes of determining the presence of a quorum. Assuming the presence of a quorum, abstentions have the effect of a negative vote on each Proposal, except for Proposal 1, as to which abstentions have no effect.

  In the event that a quorum is not present for purposes of acting on each Proposal, or if sufficient votes in favor of any Proposal are not received by the time of the Meeting, the persons named as proxies may vote on those matters for which a quorum is present and as to which sufficient affirmative votes have been received, and may propose one or more adjournments of the Meeting with respect to any Proposal not so approved or adopted in order to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or represented by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of any Proposal as to which sufficient affirmative votes have been received. They will vote against any such adjournment those proxies required to be voted against such Proposal as to which sufficient affirmative votes have been received and will not vote any proxies that direct them to abstain from voting on such Proposal.

  Although the Meeting is called to transact any other business that may properly come before it, the only business that management intends to present or knows that others will present is Proposals 1 through 5 mentioned in the Notice of Special Meeting. However, shareholders are being asked on the enclosed proxy to authorize the persons named therein to vote in accordance with their judgment with respect to any additional matters which properly come before the Meeting, and on all matters incidental to the conduct of the Meeting.

Shareholder Proposals at Future Meetings

  The Trust does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting.

                                                                     Appendix A

                Proposed Investment Restrictions for all Series
                          of New England Zenith Fund

FUNDAMENTAL RESTRICTIONS (APPLY TO ALL SERIES)

No Series will:

  1. Borrow money, except to the extent permitted by applicable law, regulation or order;

  2. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws;

  3. Purchase or sell real estate, except that, consistent with its investment policies, the Series may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein;

  4. Purchase or sell commodities or commodity contracts, except that, consistent with its investment policies, the Series may purchase and sell financial futures contracts and options and may enter into swap agreements, foreign exchange contracts and other financial transactions not requiring the delivery of physical commodities;

  5. Make loans, except by purchasing debt obligations in which the Series may invest consistent with its investment policies, by entering into repurchase agreements, by lending its portfolio securities, or as otherwise permitted by applicable law, regulation or order;

  6. Purchase securities (other than (i) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, (ii) securities of a registered investment company, and (iii) in the case of Money Market, bank instruments issued by domestic banks and U.S. branches of foreign banks) if, as a result of such purchase, more than 25% of the total assets of the Series (as of the time of investment) would be invested in any one industry, except to the extent permitted by applicable law, regulation or order; or

  7. Issue any senior securities except to the extent permitted by applicable law, regulation or order. (For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract or future contract and collateral arrangements with respect to initial and variation margin are not deemed to involve the issuance of a senior security).

NON-FUNDAMENTAL RESTRICTIONS (APPLY TO ALL SERIES)

No Series will:

  1) Invest in securities of other investment companies except to the extent permitted by applicable law, regulation or order;

  2) Invest more than 15% (10% in the case of Money Market) of the value of the net assets of the Series in illiquid securities (as of the time of investment), including variable amount master demand notes (if such notes provide for prepayment penalties) and repurchase agreements with remaining maturities in excess of seven days. (If, through a change in security values or net assets, or due to other circumstances, the value of illiquid securities held by the Series exceeds 15% (10% in the case of Money Market) of the value of the net assets of the Series, the Series shall consider appropriate steps to protect liquidity);

  3) Sell securities short or purchase any securities on margin, except to the extent permitted by applicable law, regulation or order;

  4) With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Series would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities, or to securities of any registered investment company; or

  5) With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer (as of the time of acquisition).

                       Analysis of Current and Proposed
                Zenith Fund Investment Restrictions (by Series)

CURRENT RESTRICTIONS                      PROPOSED RESTRICTIONS
  Each Series will not:

Money Market

FUNDAMENTAL:

  (1) Purchase any securities (other      Eliminate. Replace with the follow-
than the U.S. Government securities)      ing non-fundamental restriction:
if, as a result, more than 5% of the
Series' total assets (taken at cur-
rent value) would be invested in se-
curities of a single issuer. This
restriction applies to securities
subject to repurchase agreements but
not to the repurchase agreements
themselves;

                                          With respect to 75% of its total as-
                                          sets, invest in the securities of
                                          any issuer if, immediately after
                                          such investment, more than 5% of the
                                          total assets of the Series would be
                                          invested in the securities of such
                                          issuer; provided that this limita-
                                          tion does not apply to obligations
                                          issued or guaranteed as to interest
                                          or principal by the U.S. government
                                          or its agencies or instrumentali-
                                          ties, or to securities of any regis-
                                          tered investment company.

  (2) Purchase any security (other        Keep fundamental, revise as follows
than the U.S. Government securities)      for simplification:
if, as a result, more than 25% of
the Series' total assets (taken at
current value) would be invested in
any one industry. For purposes of
this restriction, telephone, gas and
electric public utilities are each
regarded as separate industries and
finance companies whose financing
activities are related primarily to
the activities of their parent com-
panies are classified in the indus-
try of their parents. This restric-
tion does not apply to bank obliga-
tions. It does apply to securities
subject to repurchase agreements but
not to the repurchase agreements
themselves;

                                          Purchase securities (other than (i)
                                          securities issued or guaranteed by
                                          the U.S. government, its agencies or
                                          instrumentalities, (ii) securities
                                          of a registered investment company,
                                          and (iii) in the case of Money Mar-
                                          ket, bank instruments issued by do-
                                          mestic banks and U.S. branches of
                                          foreign banks) if, as a result of
                                          such purchase, more than 25% of the
                                          total assets of the Series (as of
                                          the time of investment) would be in-
                                          vested in any one industry, except
                                          to the extent permitted by applica-
                                          ble law, regulation or order.

  (3) Purchase securities on margin       Eliminate. Replace with the
(but it may obtain such short-term        following non-fundamental
credits as may be necessary for the       restriction:
clearance of purchases and sales of
securities); or make short sales,
except where, by virtue of ownership
of other securities, it has the
right to obtain, without payment of
further consideration, securities
equivalent in kind and amount to
those sold; or deposit or pledge
more than 10% of its total assets
(taken at current value) as collat-
eral for such sales;

                                          Sell securities short or purchase
                                          any securities on margin, except to
                                          the extent permitted by applicable
                                          law, regulation or order.

  (4) Acquire more than 10% of the        Eliminate. Replace with the follow-
total value of any class of the out-      ing non-fundamental restriction:
standing securities of any issuer
(taking all preferred stock issues
of an issuer as a single class and
all debt issues of an issuer as a
single class) or acquire more than
10% of the outstanding voting secu-
rities of any issuer;

                                          With respect to 75% of its total as-
                                          sets, acquire more than 10% of the
                                          outstanding voting securities of any
                                          issuer (as of the time of acquisi-
                                          tion).

                                          See also the discussion of #11.

  (5) Borrow money, except as a tem-      Keep fundamental, revise as follows
porary measure for extraordinary or       to obtain maximum flexibility:
emergency purposes (but not for the
purpose of investment) up to an
amount not in excess of 10% of its
total assets (taken at cost), or 5%
of its total assets (taken at cur-
rent value), whichever is lower;

                                          Borrow money, except to the extent
                                          permitted by applicable law, regula-
                                          tion or order.

  (6) Invest more than 5% of its to-      Eliminate.
tal assets (taken at current value)
in securities of businesses (includ-
ing predecessors) less than three
years old;

  (7) Purchase or retain securities       Eliminate.
of any issuer if, to the knowledge
of the Fund, officers and trustees
of the Fund or officers and direc-
tors of any investment adviser of
the Fund who individually own bene-
ficially more than 1/2 of 1% of the
securities of that
issuer, together own beneficially
more than 5% of the securities of
that issuer;

  (8) Act as underwriter except to        Keep first clause (as fundamental
the extent that, in connection with       restriction), revise as follows for
the disposition of portfolio              consistency:
securities, it may be deemed to be
an underwriter under the federal
securities laws; or purchase any
security restricted as to
disposition under the federal
securities laws;

                                          Underwrite securities issued by
                                          other persons except to the extent
                                          that, in connection with the dispo-
                                          sition of its portfolio investments,
                                          it may be deemed to be an under-
                                          writer under certain federal securi-
                                          ties laws.

                                          Eliminate second clause.

  (9) Make investments for the pur-       Eliminate.
pose of exercising control or man-
agement;

  (10) Participate on a joint or          Eliminate.
joint and several basis in any trad-
ing account in securities. (The
"bunching" of orders for the pur-
chase or sale of portfolio securi-
ties with MetLife or its affiliates,
Back Bay Advisors, or accounts under
their management to reduce acquisi-
tion costs, to average prices among
such accounts to facilitate such
transactions, is not considered par-
ticipating in a trading account in
securities);

  (11) Invest in the securities of        Eliminate. Replace with the follow-
other investment companies, except        ing non-fundamental restriction:
in connection with a merger, consol-
idation or similar transaction. (Un-
der the Investment Company Act of
1940 (the "1940 Act") each Series
generally may not (a) invest more
than 10% of its total assets (taken
at current value) in the securities
of other investment companies, (b)
own securities of any one investment
company having a value in excess of
5% of that Series'

                                          Invest in securities of other in-
                                          vestment companies except to the ex-
                                          tent permitted by applicable law,
                                          regulation or order.

total assets (taken at current val-
ue), or (c) own more than 3% of the
outstanding voting stock of any one
investment company);

  (12) Buy or sell oil, gas or other      Eliminate. Replace with the follow-
mineral leases, rights or royalty         ing separate fundamental restric-
contracts, commodities or commodity       tions relating to real estate and
contracts or real estate. This re-        commodities:
striction does not prevent any Se-
ries from purchasing securities of
companies investing in real estate
or of companies which are not prin-
cipally engaged in the business of
buying or selling such leases,
rights or contracts;

                                          Purchase or sell real estate, except
                                          that, consistent with its investment
                                          policies, the Series may purchase
                                          securities of issuers which deal in
                                          real estate, securities which are
                                          secured by interests in real estate,
                                          and securities which represent in-
                                          terests in real estate, and it may
                                          acquire and dispose of real estate
                                          or interests in real estate acquired
                                          through the exercise of its rights
                                          as a holder of debt obligations se-
                                          cured by real estate or interests
                                          therein.

                                          Purchase or sell commodities or com-
                                          modity contracts, except that, con-
                                          sistent with its investment poli-
                                          cies, the Series may purchase and
                                          sell financial futures contracts and
                                          options and may enter into swap
                                          agreements, foreign exchange con-
                                          tracts and other financial transac-
                                          tions not requiring the delivery of
                                          physical commodities.

  (13) Pledge, mortgage or hypothe-       Eliminate.
cate more than 15% of its total as-
sets (taken at cost);

  (14) The Series will not purchase       Eliminate. Replace with the follow-
any illiquid security if, as a re-        ing non-fundamental restriction:
sult, more than 10% of its net as-
sets (taken at current value) would
be invested in such securities;

                                          Invest more than 15% (10% in the
                                          case of Money Market) of the value
                                          of the net assets of the Series in
                                          illiquid securities (as of the time
                                          of investment), including variable
                                          amount master demand notes

                                          (if such notes provide for prepay-
                                          ment penalties) and repurchase
                                          agreements with remaining maturities
                                          in excess of seven days. (If,
                                          through a change in security values
                                          or net assets, or due to other cir-
                                          cumstances, the value of illiquid
                                          securities held by the Series ex-
                                          ceeds 15% (10% in the case of Money
                                          Market) of the value of the net as-
                                          sets of the Series, the Series shall
                                          consider appropriate steps to pro-
                                          tect liquidity).

  (15) Make loans, except by pur-         Keep fundamental, revise as follows
chase of debt obligations in which        to obtain maximum flexibility:
the Series may invest consistently
with its objective and investment
policies. This restriction does not
apply to repurchase agreements; or

                                          Make loans, except by purchasing
                                          debt obligations in which the Series
                                          may invest consistent with its in-
                                          vestment policies, by entering into
                                          repurchase agreements, by lending
                                          its portfolio securities, or as oth-
                                          erwise permitted by applicable law,
                                          regulation or order.

  (16) Write or purchase puts, calls      Eliminate.
or combinations thereof.
                                          Add the following fundamental re-
                                          striction:

                                          Issue any senior securities except
                                          to the extent permitted by applica-
                                          ble law, regulation or order. (For
                                          purposes of this restriction, col-
                                          lateral arrangements with respect to
                                          any type of swap, option, forward
                                          contract or futures contract and
                                          collateral arrangements with respect
                                          to initial and variation margin are
                                          not deemed to involve the issuance
                                          of a senior security).

NON-FUNDAMENTAL: NONE.

Bond Income

FUNDAMENTAL:

  (1) Purchase any securities (other      Eliminate. Replace with the follow-
than the U.S. Government securities)      ing non-fundamental restriction:
if, as a result, more than 5% of the
Series' total assets (taken at cur-
rent value) would be invested in se-
curities of a single issuer. This
restriction applies to securities
subject to repurchase agreements but
not to the repurchase agreements
themselves;

                                          With respect to 75% of its total as-
                                          sets, invest in the securities of
                                          any issuer if, immediately after
                                          such investment, more than 5% of the
                                          total assets of the Series would be
                                          invested in the securities of such
                                          issuer; provided that this limita-
                                          tion does not apply to obligations
                                          issued or guaranteed as to interest
                                          or principal by the U.S. government
                                          or its agencies or instrumentali-
                                          ties, or to securities of any regis-
                                          tered investment company.

  (2) Purchase any security (other        Keep fundamental, revise as follows
than the U.S. Government securities)      for simplification:
if, as a result, more than 25% of
the Series' total assets (taken at
current value) would be invested in
any one industry. For purposes of
this restriction, telephone, gas and
electric public utilities are each
regarded as separate industries and
finance companies whose financing
activities are related primarily to
the activities of their parent com-
panies are classified in the indus-
try of their parents. This restric-
tion applies to securities subject
to repurchase agreements but not to
the repurchase agreements them-
selves;

                                          Purchase securities (other than (i)
                                          securities issued or guaranteed by
                                          the U.S. government, its agencies or
                                          instrumentalities, (ii) securities
                                          of a registered investment company,
                                          and (iii) in the case of Money Mar-
                                          ket, bank instruments issued by do-
                                          mestic banks and U.S. branches of
                                          foreign banks) if, as a result of
                                          such purchase, more than 25% of the
                                          total assets of the Series (as of
                                          the time of investment) would be in-
                                          vested in any one industry, except
                                          to the extent permitted by applica-
                                          ble law, regulation or order.

  (3) Purchase securities on margin       Eliminate. Replace with the follow-
(but it may obtain such short-term        ing non-fundamental restriction:
credits as may be necessary for the
clearance of purchases and sales of
securities); or make short sales,
except where, by virtue of ownership
of other

                                          Sell securities short or purchase
                                          any securities on margin, except to
                                          the extent permitted by applicable
                                          law, regulation or order.

securities, it has the right to ob-
tain, without payment of further
consideration, securities equivalent
in kind and amount to those sold; or
deposit or pledge more than 10% of
its total assets (taken at current
value) as collateral for such sales;

  (4) Acquire more than 10% of the        Eliminate. Replace with the follow-
total value of any class of the out-      ing non-fundamental restriction:
standing securities of any issuer
(taking all preferred stock issues
of an issuer as a single class and
all debt issues of an issuer as a
single class) or acquire more than
10% of the outstanding voting secu-
rities of any issuer;

                                          With respect to 75% of its total as-
                                          sets, acquire more than 10% of the
                                          outstanding voting securities of any
                                          issuer (as of the time of acquisi-
                                          tion).

                                          See also the discussion of #11.


  (5) Borrow money, except as a tem-      Keep fundamental, revise as follows
porary measure for extraordinary or       to obtain maximum flexibility:
emergency purposes (but not for the
purpose of investment) up to an
amount not in excess of 10% of its
total assets (taken at cost), or 5%
of its total assets (taken at cur-
rent value), whichever is lower;
provided, however, that the Series
may make loans of its portfolio se-
curities;

                                          Borrow money, except to the extent
                                          permitted by applicable law, regula-
                                          tion or order.


  (6) Invest more than 5% of its to-      Eliminate.
tal assets (taken at current value)
in securities of businesses (includ-
ing predecessors) less than three
years old;


  (7) Purchase or retain securities       Eliminate.
of any issuer if, to the knowledge
of the Fund, officers and trustees
of the Fund or officers and direc-
tors of any investment adviser of
the Fund who individually own bene-
ficially more than 1/2 of 1% of the
securities of that issuer, together
own beneficially more than 5% of the
securities of that issuer;

  (8) Act as underwriter except to        Keep first clause (as fundamental
the extent that, in connection with       restriction), revise as follows for
the disposition of portfolio securi-      consistency:
ties, it may be deemed to be an un-
derwriter under the federal securi-
ties laws; or purchase any security
restricted as to disposition under
the federal securities laws; provid-
ed, however, that, subject to the
Fund's limitation on illiquid in-
vestments stated below, the Series
may invest up to 10% of its total
assets (taken at current value) in
such restricted securities;

                                          Underwrite securities issued by
                                          other persons except to the extent
                                          that, in connection with the dispo-
                                          sition of its portfolio investments,
                                          it may be deemed to be an under-
                                          writer under certain federal securi-
                                          ties laws.

                                          Eliminate second clause.


  (9) Make investments for the pur-       Eliminate.
pose of exercising control or man-
agement;


  (10) Participate on a joint or          Eliminate.
joint and several basis in any trad-
ing account in securities. (The
"bunching" of orders for the pur-
chase or sale of portfolio securi-
ties with MetLife or its affiliates,
Back Bay Advisors or accounts under
their management to reduce acquisi-
tion costs, to average prices among
such accounts to facilitate such
transactions, is not considered par-
ticipating in a trading account in
securities);


  (11) Invest in the securities of        Eliminate. Replace with the follow-
other investment companies, except        ing non-fundamental restriction:
in connection with a merger, consol-
idation or similar transaction, ex-
cept that the Series may invest in
securities of other investment com-
panies by purchases in the open mar-
ket involving only customary bro-
ker's commissions. (Under the In-
vestment Company Act of 1940 (the
"1940 Act") each Series generally
may not (a) invest more than 10% of
its total assets (taken at current

                                          Invest in securities of other in-
                                          vestment companies except to the ex-
                                          tent permitted by applicable law,
                                          regulation or order.

value) in the securities of other
investment companies, (b) own secu-
rities of any one investment company
having a value in excess of 5% of
that Series' total assets (taken at
current value), or (c) own more than
3% of the outstanding voting stock
of any one investment company);

  (12) Buy or sell oil, gas or other      Eliminate. Replace with the follow-
mineral leases, rights or royalty         ing separate fundamental restric-
contracts, commodities or commodity       tions relating to real estate and
contracts or real estate. This re-        commodities:
striction does not prevent any Se-
ries from purchasing securities of
companies investing in real estate
or of companies which are not prin-
cipally engaged in the business of
buying or selling such leases,
rights or contracts;

                                          Purchase or sell real estate, except
                                          that, consistent with its investment
                                          policies, the Series may purchase
                                          securities of issuers which deal in
                                          real estate, securities which are
                                          secured by interests in real estate,
                                          and securities which represent in-
                                          terests in real estate, and it may
                                          acquire and dispose of real estate
                                          or interests in real estate acquired
                                          through the exercise of its rights
                                          as a holder of debt obligations se-
                                          cured by real estate or interests
                                          therein.

                                          Purchase or sell commodities or com-
                                          modity contracts, except that, con-
                                          sistent with its investment poli-
                                          cies, the Series may purchase and
                                          sell financial futures contracts and
                                          options and may enter into swap
                                          agreements, foreign exchange con-
                                          tracts and other financial transac-
                                          tions not requiring the delivery of
                                          physical commodities.

  (13) Pledge, mortgage or hypothe-       Eliminate.
cate more than 15% of its total as-
sets (taken at cost). In order to
comply with certain state require-
ments applicable to this restric-
tion, as a matter of operating pol-
icy subject to change without share-
holder approval, the Series will not
pledge more than 2% of its assets;

  (14) The Series will not purchase       Eliminate. Replace with the follow-
any illiquid security if, as a re-        ing non-fundamental restriction:
sult, more than 15% of its net as-
sets (taken at current value) would
be invested in such securities;

                                          Invest more than 15% (10% in the
                                          case of Money Market) of the value
                                          of the net assets of the Series in
                                          illiquid securities (as of the time
                                          of investment), including variable
                                          amount master demand notes (if such
                                          notes provide for prepayment penal-
                                          ties) and repurchase agreements with
                                          remaining maturities in excess of
                                          seven days. (If, through a change in
                                          security values or net assets, or
                                          due to other circumstances, the
                                          value of illiquid securities held by
                                          the Series exceeds 15% (10% in the
                                          case of Money Market) of the value
                                          of the net assets of the Series, the
                                          Series shall consider appropriate
                                          steps to protect liquidity).


  (15) Make loans, except by pur-         Keep fundamental, revise as follows
chase of bonds, debentures, commer-       to obtain maximum flexibility:
cial paper, corporate notes and sim-
ilar evidences of indebtedness which
are part of an issue to the public
or to financial institutions, by en-
tering into repurchase agreements or
by lending portfolio securities to
the extent set forth under "Miscel-
laneous Investment Practices--Lend-
ing of Portfolio Securities" in the
SAI; or

                                          Make loans, except by purchasing
                                          debt obligations in which the Series
                                          may invest consistent with its in-
                                          vestment policies, by entering into
                                          repurchase agreements, by lending
                                          its portfolio securities, or as oth-
                                          erwise permitted by applicable law,
                                          regulation or order.


  (16) Write or purchase puts, calls      Eliminate.
or a combination thereof, except
that Bond Income may purchase war-
rants or other rights to subscribe
to securities of companies issuing
such warrants or rights, or of par-
ents or subsidiaries of such compa-
nies, provided that such warrants or
other rights to subscribe are at-
tached to, or a part of, a unit of-
fering involving other securities.

                                          Add the following fundamental re-
                                          striction:

                                          Issue any senior securities except
                                          to the extent permitted by applica-
                                          ble law, regulation or order. (For
                                          purposes of this restriction, col-
                                          lateral arrangements with respect to
                                          any type of swap, option, forward
                                          contract or futures contract and
                                          collateral arrangements with respect
                                          to initial and variation margin are
                                          not deemed to involve the issuance
                                          of a senior security).

NON-FUNDAMENTAL: NONE (but see #13
above).

Strategic Bond, U.S. Government Se-
ries, Balanced, Equity Growth, Ven-
ture Value, Midcap Value, Small Cap,
Growth and Income, International
Equity

FUNDAMENTAL:

  (1) Purchase any security (other        Keep fundamental, revise as follows
than U.S. Government securities) if,      to obtain maximum flexibility:
as a result, more than 25% of the
Series' total assets (taken at cur-
rent value) would be invested in any
one industry (in the utilities cate-
gory, gas, electric, water and tele-
phone companies will be considered
as being in separate industries, and
each foreign country's government
(together with subdivisions thereof)
will be considered to be a separate
industry);

                                          Purchase securities (other than (i)
                                          securities issued or guaranteed by
                                          the U.S. government, its agencies or
                                          instrumentalities, (ii) securities
                                          of a registered investment company,
                                          and (iii) in the case of Money Mar-
                                          ket, bank instruments issued by do-
                                          mestic banks and U.S. branches of
                                          foreign banks) if, as a result of
                                          such purchase, more than 25% of the
                                          total assets of the Series (as of
                                          the time of investment) would be in-
                                          vested in any one industry, except
                                          to the extent permitted by applica-
                                          ble law, regulation or order.

  (2) Borrow money in excess of 10%       Keep fundamental, revise as follows
of its total assets (taken at cost)       to obtain maximum flexibility:
or 5% of its total assets (taken at
current value), whichever is lower,
and then only as a temporary measure
for extraordinary or emergency pur-
poses;

                                          Borrow money, except to the extent
                                          permitted by applicable law, regula-
                                          tion or order.


                                          Keep fundamental, revise as follows
  (3) Make loans, except by entering      to obtain maximum flexibility:
into repurchase agreements (includ-
ing reverse repurchase agreements)
or by purchase of bonds, debentures,
commercial paper, corporate notes
and similar evidences of indebted-
ness which are a part of an issue to
the public or to financial institu-
tions, or through the lending of the
Series' portfolio securities to the
extent set forth under "Investment
Risks--Lending of Portfolio Securi-
ties" above;

                                          Make loans, except by purchasing
                                          debt obligations in which the Series
                                          may invest consistent with its in-
                                          vestment policies, by entering into
                                          repurchase agreements, by lending
                                          its portfolio securities, or as oth-
                                          erwise permitted by applicable law,
                                          regulation or order.

  (4) Buy or sell real estate or          Eliminate. Replace with the follow-
commodities or commodity contracts,       ing separate fundamental restric-
except that the Series may buy and        tions relating to real estate and
sell futures contracts and option.        commodities:
Each Series may enter into swap
agreements, foreign exchange con-
tracts and may also enter into swap
agreements and other financial
transactions not requiring the de-
livery of physical commodities.
(This restriction does not prevent
the Series from purchasing securi-
ties of companies investing in the
foregoing);

                                          Purchase or sell real estate, except
                                          that, consistent with its investment
                                          policies, the Series may purchase
                                          securities of issuers which deal in
                                          real estate, securities which are
                                          secured by interests in real estate,
                                          and securities which represent in-
                                          terests in real estate, and it may
                                          acquire and dispose of real estate
                                          or interests in real estate acquired
                                          through the exercise of its rights
                                          as a holder of debt obligations se-
                                          cured by real estate or interests
                                          therein.

                                          Purchase or sell commodities or com-
                                          modity contracts, except that, con-
                                          sistent with its investment poli-
                                          cies, the Series may purchase and
                                          sell financial futures contracts and
                                          options and may enter into swap
                                          agreements, foreign exchange con-
                                          tracts and other financial transac-
                                          tions not requiring the delivery of
                                          physical commodities.

  (5) Act as underwriter, except to       Keep fundamental, revise as follows
the extent that, in connection with       for consistency:
the disposition of portfolio securi-
ties, it may be deemed to be an un-
derwriter under certain federal se-
curities laws;

                                          Underwrite securities issued by
                                          other persons except to the extent
                                          that, in connection with the dispo-
                                          sition of its portfolio investments,
                                          it may be deemed to be an under-
                                          writer under certain federal securi-
                                          ties laws.

  (6) Issue senior securities. (For       Keep fundamental, revise for simpli-
the purpose of this restriction none      fication. Revised restriction:
of the following is deemed to be a
senior security: any pledge or other
encumbrance of assets permitted by
restriction (10) below; any borrow-
ing per mitted by restriction (2)
above; any collateral arrangements
with respect to options, futures
contracts and options on futures
contracts and with respect to ini-
tial and variation margin; the pur-
chase or sale of options, forward
contracts, futures contracts or op-
tions on futures contracts; and the
issuance of shares of beneficial in-
terest permitted from time to time
by the provisions of the Fund's
Agreement and Declaration of Trust
and by the 1940 Act, the rules
thereunder, or any exemption there-
from.);

                                          Issue any senior securities except
                                          to the extent permitted by applica-
                                          ble law, regulation or order. (For
                                          purposes of this restriction, col-
                                          lateral arrangements with respect to
                                          any type of swap, option, forward
                                          contract or futures contract and
                                          collateral arrangements with respect
                                          to initial and variation margin are
                                          not deemed to involve the issuance
                                          of a senior security).

NON-FUNDAMENTAL:

  (7) With respect to 75% of the Se-      Eliminate. Replace with the follow-
ries' total assets, purchase any se-      ing revised non-fundamental restric-
curity (other than U.S. Government        tion:
securities) if, as a result, more
than 5% of the Series' total assets
(taken at current value) would then
be invested in securities of a sin-
gle issuer;

                                          With respect to 75% of its total as-
                                          sets, invest in the securities of
                                          any issuer if, immediately after
                                          such investment, more than 5% of the
                                          total assets of the Series would be
                                          invested in the securities of such
                                          issuer; provided that this limita-
                                          tion does not apply to obligations
                                          issued or guaranteed as to interest
                                          or principal by the U.S. government
                                          or its agencies or instrumentali-
                                          ties, or to securities of any regis-
                                          tered investment company.


  (8) Purchase securities on margin       Eliminate. Replace with the follow-
(but it may obtain such short-term        ing non-fundamental restriction:
credits as may be necessary for the
clearance of purchases and sales of
securities), or make short sales ex-
cept where, by virtue of ownership
of other

                                          Sell securities short or purchase
                                          any securities on margin, except to
                                          the extent permitted by applicable
                                          law, regulation or order.

securities, it has the right to ob-
tain, without payment of further
consideration, securities equivalent
in kind and amount to those sold; or
deposit or pledge more than 10% of
its total as sets (taken at current
value) as collateral for such sales.
(For this purpose, the deposit or
payment by the Series of initial or
variation margin in connection with
futures contracts or related options
transactions is not considered the
purchase of a security on margin);

  (9) With respect to 75% of the Se-      Eliminate. Replace with the follow-
ries' total assets acquire more than      ing revised non-fundamental restric-
10% of the outstanding voting secu-       tion:
rities of an issuer;

                                          With respect to 75% of its total as-
                                          sets, acquire more than 10% of the
                                          outstanding voting securities of any
                                          issuer (as of the time of acquisi-
                                          tion).

                                          Also add the following non-fundamen-
                                          tal restriction relating to invest-
                                          ment companies:

                                          Invest in securities of other in-
                                          vestment companies except to the ex-
                                          tent permitted by applicable law,
                                          regulation or order.

  (10) Pledge more than 15% of its        Eliminate.
total assets (taken at cost). (For
the purpose of this restriction,
collateral arrangements with respect
to options, futures contracts and
options on futures contracts and
with respect to initial and varia-
tion margin are not deemed to be a
pledge of assets);

  (11) Except to the extent permit-       Eliminate.
ted by rule or order of the SEC,
participate on a joint or joint and
several basis in any trading account
in securities. (The "bunching" of
orders for the purchase or sale of
portfolio secu-
rities for a Series with that Se-
ries' adviser or subadviser or ac-
counts under their management to re-
duce brokerage commissions, to aver-
age prices among them or to facili-
tate such transactions is not con-
sidered a trading account in securi-
ties for purposes of this restric-
tion);

  (12) Write, purchase or sell op-        Eliminate.
tions except that the Series may (a)
write, purchase and sell put and
call options on securities, securi-
ties indices, currencies, futures
contracts, swap contracts and other
similar investments, (b) enter into
currency forward contracts, and (c)
invest in structured notes; or

  (13) Purchase any illiquid secu-        Revised. The following non-fundamen-
rity if, as a result, more than 15%       tal restriction applies to all Se-
of its net assets (taken at current       ries.
value) would be invested in such se-
curities.

                                          Invest more than 15% (10% in the
                                          case of Money Market) of the value
                                          of the net assets of the Series in
                                          illiquid securities (as of the time
                                          of investment), including variable
                                          amount master demand notes (if such
                                          notes provide for prepayment penal-
                                          ties) and repurchase agreements with
                                          remaining maturities in excess of
                                          seven days. (If, through a change in
                                          security values or net assets, or
                                          due to other circumstances, the
                                          value of illiquid securities held by
                                          the Series exceeds 15% (10% in the
                                          case of Money Market) of the value
                                          of the net assets of the Series, the
                                          Series shall consider appropriate
                                          steps to protect liquidity).

Managed

FUNDAMENTAL:

  (1) Purchase any securities (other      Eliminate. Replace with the follow-
than the U.S. Government securities)      ing non-fundamental restriction:
if, as a result, more than 5% of the
Series' total assets (taken at cur-
rent value) would be invested in se-
curities of a single issuer; provid-
ed, however, that the Series may
each invest more than 5% (but not
more than 25%) of its total assets
(taken at current value) in the se-
curities of a single issuer if secu-
rities of any such issuer represent
more than 5%, capitalization weight-
ed, of the stock index that the Se-
ries attempts to track. This re-
striction applies to securities sub-
ject to repurchase agreements but
not to the repurchase agreements
themselves;

                                          With respect to 75% of its total as-
                                          sets, invest in the securities of
                                          any issuer if, immediately after
                                          such investment, more than 5% of the
                                          total assets of the Series would be
                                          invested in the securities of such
                                          issuer; provided that this limita-
                                          tion does not apply to obligations
                                          issued or guaranteed as to interest
                                          or principal by the U.S. government
                                          or its agencies or instrumentali-
                                          ties, or to securities of any regis-
                                          tered investment company.

  (2) Purchase any security (other        Keep fundamental, revise as follows
than the U.S. Government securities)      for simplification:
if, as a result, more than 25% of
the Series' total assets (taken at
current value) would be invested in
any one industry. For purposes of
this restriction, telephone, gas and
electric public utilities are each
regarded as separate industries and
finance companies whose financing
activities are related primarily to
the activities of their parent com-
panies are classified in the indus-
try of their parents. This restric-
tion does not apply to bank obliga-
tions. It does apply to securities
subject to repurchase agreements but
not to the repurchase agreements
themselves;

                                          Purchase securities (other than (i)
                                          securities issued or guaranteed by
                                          the U.S. government, its agencies or
                                          instrumentalities, (ii) securities
                                          of a registered investment company,
                                          and (iii) in the case of Money Mar-
                                          ket, bank instruments issued by do-
                                          mestic banks and U.S. branches of
                                          foreign banks) if, as a result of
                                          such purchase, more than 25% of the
                                          total assets of the Series (as of
                                          the time of investment) would be in-
                                          vested in any one industry, except
                                          to the extent permitted by applica-
                                          ble law, regulation or order.

  (3) Purchase securities on margin       Eliminate. Replace with the follow-
(but it may obtain such short-term        ing non-fundamental restriction:
credits as may be necessary for the
clearance of purchases and sales of
securities); or make short sales,
except
where, by virtue of ownership of          Sell securities short or purchase
other securities, it has the right        any securities on margin, except to
to obtain, without payment of fur-        the extent permitted by applicable
ther consideration, securities            law, regulation or order.
equivalent in kind and amount to
those sold; or deposit or pledge
more than 10% of its total assets
(taken at current value) as collat-
eral for such sales. (Any deposit or
payment by the Series of initial or
maintenance margin in connection
with futures contracts shall not be
considered the purchase of a secu-
rity on margin for the purposes of
this restriction);

  (4) Acquire more than 10% of the        Eliminate. Replace with the follow-
total value of any class of the out-      ing non-fundamental restriction:
standing securities of any issuer
(taking all preferred stock issues
of an issuer as a single class and
all debt issues of an issuer as a
single class) or acquire more than
10% of the outstanding voting secu-
rities of any issuer;

                                          With respect to 75% of its total as-
                                          sets, acquire more than 10% of the
                                          outstanding voting securities of any
                                          issuer (as of the time of acquisi-
                                          tion).

                                          See also the discussion of #11.

  (5) Borrow money, except as a tem-      Keep fundamental, revise as follows
porary measure for extraordinary or       to obtain maximum flexibility:
emergency purposes (but not for the
purpose of investment) up to an
amount not in excess of 10% of its
total assets (taken at cost), or 5%
of its total assets (taken at cur-
rent value), whichever is lower;
provided, however, that the Series
may make loans of its portfolio se-
curities;

                                          Borrow money, except to the extent
                                          permitted by applicable law, regula-
                                          tion or order.

  (6) Invest more than 5% of its to-      Eliminate.
tal assets (taken at current value)
in securities of businesses (includ-
ing predecessors) less than three
years old;

  (7) Purchase or retain securities       Eliminate.
of any issuer if, to the knowledge
of the Fund, officers and trustees
of the Fund or officers and direc-
tors of any
investment adviser of the Fund who
individually own beneficially more
than 1/2 of 1% of the securities of
that issuer, together own benefi-
cially more than 5% of the securi-
ties of that issuer;

  (8) Act as underwriter except to        Keep first clause (as fundamental
the extent that, in connection with       restriction), revise as follows for
the disposition of portfolio securi-      consistency:
ties, it may be deemed to be an un-
derwriter under the federal securi-
ties laws; or purchase any security
restricted as to disposition under
the federal securities laws; provid-
ed, however, that, subject to the
Fund's limitation on illiquid in-
vestments stated below, the Series
may invest up to 10% of its total
assets (taken at current value) in
such restricted securities;

                                          Underwrite securities issued by
                                          other persons except to the extent
                                          that, in connection with the dispo-
                                          sition of its portfolio investments,
                                          it may be deemed to be an under-
                                          writer under certain federal securi-
                                          ties laws.

                                          Eliminate second clause.

  (9) Make investments for the pur-       Eliminate.
pose of exercising control or man-
agement;


  (10) Participate on a joint or          Eliminate.
joint and several basis in any trad-
ing account in securities. (The
"bunching" of orders for the pur-
chase or sale of portfolio securi-
ties with MetLife or its affiliates,
Back Bay Advisors or accounts under
their management to reduce acquisi-
tion costs, to average prices among
such accounts to facilitate such
transactions, is not considered par-
ticipating in a trading account in
securities);

  (11) Invest in the securities of        Eliminate. Replace with the follow-
other investment companies, except        ing non-fundamental restriction:
in connection with a merger, consol-
idation or similar transaction, ex-
cept that the Series may invest in
securities of other investment com-
panies by purchases in the open mar-
ket involving

                                          Invest in securities of other in-
                                          vestment companies except to the ex-
                                          tent permitted by applicable law,
                                          regulation or order.

only customary broker's commissions.
(Under the 1940 Act each Series gen-
erally may not (a) invest more than
10% of its total assets (taken at
current value) in the securities of
other investment companies, (b) own
securities of any one investment
company having a value in excess of
5% of that Series' total assets
(taken at current value), or (c) own
more than 3% of the outstanding vot-
ing stock of any one investment com-
pany);

  (12) Buy or sell oil, gas or other      Eliminate. Replace with the follow-
mineral leases, rights or royalty         ing separate fundamental restric-
contracts, commodities or commodity       tions relating to real estate and
contracts (except that the Series         commodities:
may buy or sell futures contracts on
stock indexes and may buy or sell
interest rate futures contracts) or
real estate. This restriction does
not prevent any Series from purchas-
ing securities of companies invest-
ing in real estate or of companies
which are not principally engaged in
the business of buying or selling
such leases, rights or contracts;

                                          Purchase or sell real estate, except
                                          that, consistent with its investment
                                          policies, the Series may purchase
                                          securities of issuers which deal in
                                          real estate, securities which are
                                          secured by interests in real estate,
                                          and securities which represent in-
                                          terests in real estate, and it may
                                          acquire and dispose of real estate
                                          or interests in real estate acquired
                                          through the exercise of its rights
                                          as a holder of debt obligations se-
                                          cured by real estate or interests
                                          therein.

                                          Purchase or sell commodities or com-
                                          modity contracts, except that, con-
                                          sistent with its investment poli-
                                          cies, the Series may purchase and
                                          sell financial futures contracts and
                                          options and may enter into swap
                                          agreements, foreign exchange con-
                                          tracts and other financial transac-
                                          tions not requiring the delivery of
                                          physical commodities.

  (13) Pledge, mortgage or hypothe-       Eliminate.
cate more than 15% of its total as-
sets (taken at cost). In order to
com-
ply with certain state requirements
applicable to this restriction, as a
matter of operating policy subject
to change without shareholder ap-
proval, the Series will not pledge
more than 2% of its assets;

  (14) Purchase any illiquid secu-        Eliminate. Replace with the follow-
rity if, as a result, more than 15%       ing non-fundamental restriction:
of its net assets (taken at current
value) would be invested in such se-
curities;

                                          Invest more than 15% (10% in the
                                          case of Money Market) of the value
                                          of the net assets of the Series in
                                          illiquid securities (as of the time
                                          of investment), including variable
                                          amount master demand notes (if such
                                          notes provide for prepayment penal-
                                          ties) and repurchase agreements with
                                          remaining maturities in excess of
                                          seven days. (If, through a change in
                                          security values or net assets, or
                                          due to other circumstances, the
                                          value of illiquid securities held by
                                          the Series exceeds 15% (10% in the
                                          case of Money Market) of the value
                                          of the net assets of the Series, the
                                          Series shall consider appropriate
                                          steps to protect liquidity).

  (15) Make loans, except by pur-         Keep fundamental, revise as follows
chase of bonds, debentures, commer-       to obtain maximum flexibility:
cial paper, corporate notes and sim-
ilar evidences of indebtedness which
are a part of an issue to the public
or to financial institutions, by en-
tering into repurchase agreements,
or by lending portfolio securities
to the extent set forth under "Mis-
cellaneous Investment Practices--
Lending of Portfolio Securities" in
the SAI; or

                                          Make loans, except by purchasing
                                          debt obligations in which the Series
                                          may invest consistent with its in-
                                          vestment policies, by entering into
                                          repurchase agreements, by lending
                                          its portfolio securities, or as oth-
                                          erwise permitted by applicable law,
                                          regulation or order.

  (16) Purchase options or warrants       Eliminate.
if, as a result, more than 1% of its
total assets (taken at current val-
ue) would be invested in such secu-
rities;

provided, however, that the Series
may, without regard to the foregoing
percentage limit, purchase warrants
or other rights to subscribe to se-
curities of companies issuing such
warrants or rights, or of parents or
subsidiaries of such companies, pro-
vided that such warrants or other
rights to subscribe are attached to,
or a part of a unit offering involv-
ing, other securities.

                                          Add the following fundamental re-
                                          striction:

                                          Issue any senior securities except
                                          to the extent permitted by applica-
                                          ble law, regulation or order. (For
                                          purposes of this restriction, col-
                                          lateral arrangements with respect to
                                          any type of swap, option, forward
                                          contract or futures contract and
                                          collateral arrangements with respect
                                          to initial and variation margin are
                                          not deemed to invlove the issuance
                                          of a senior security).

NON-FUNDAMENTAL: NONE (but see #13
above).

Capital Growth

FUNDAMENTAL:

  (1) Purchase any securities (other      Eliminate. Replace with the follow-
than the U.S. Government securities)      ing non-fundamental restriction:
if, as a result, more than 5% of the
Series' total assets (taken at cur-
rent value) would be invested in se-
curities of a single issuer. This
restriction applies to securities
subject to repurchase agreements but
not to the repurchase agreements
themselves;

                                          With respect to 75% of its total as-
                                          sets, invest in the securities of
                                          any issuer if, immediately after
                                          such investment, more than 5% of the
                                          total assets of the Series would be
                                          invested in the securities of such
                                          issuer; provided that this limita-
                                          tion does not apply to obligations
                                          issued or guaranteed as to interest
                                          or principal by the U.S. government
                                          or its agencies or instrumentali-
                                          ties, or to securities of any regis-
                                          tered investment company.

  (2) Purchase any security (other        Keep fundamental, revise as follows
than the U.S. Government securities)      for simplification:
if, as a result, more than 25% of
the Series' total assets (taken at
current value) would be invested in
any one industry. For purposes of
this restriction, telephone, gas and
electric public utilities are each
regarded as separate industries and
finance companies whose financing
activities are related primarily to
the activities of their parent com-
panies are classified in the indus-
try of their parents. This restric-
tion applies to securities subject
to repurchase agreements but not to
the repurchase agreements them-
selves;

                                          Purchase securities (other than (i)
                                          securities issued or guaranteed by
                                          the U.S. government, its agencies or
                                          instrumentalities, (ii) securities
                                          of a registered investment company,
                                          and (iii) in the case of Money Mar-
                                          ket, bank instruments issued by do-
                                          mestic banks and U.S. branches of
                                          foreign banks) if, as a result of
                                          such purchase, more than 25% of the
                                          total assets of the Series (as of
                                          the time of investment) would be in-
                                          vested in any one industry, except
                                          to the extent permitted by applica-
                                          ble law, regulation or order.

  (3) Purchase securities on margin       Eliminate. Replace with the follow-
(but it may obtain such short-term        ing non-fundamental restriction:
credits as may be necessary for the
clearance of purchases and sales of
securities); or make short sales,
except where, by virtue of ownership
of other securities, it has the
right to obtain, without payment of
further consideration, securities
equivalent in kind and amount to
those sold; or deposit or pledge
more than 10% of its total assets
(taken at current value) as collat-
eral for such sales; or

                                          Sell securities short or purchase
                                          any securities on margin, except to
                                          the extent permitted by applicable
                                          law, regulation or order.

  (4) Acquire more than 10% of the        Eliminate. Replace with the follow-
total value of any class of the out-      ing non-fundamental restriction:
standing securities of any issuer
(taking all preferred stock issues
of an issuer as a single class and
all debt issues of an issuer as a
single class) or acquire more than
10% of the outstanding voting secu-
rities of any issuer;

                                          With respect to 75% of its total as-
                                          sets, acquire more than 10% of the
                                          outstanding voting securities of any
                                          issuer (as of the time of acquisi-
                                          tion).

                                          See also the discussion of #11.

  (5) Borrow money, except as a tem-      Keep fundamental, revise as follows
porary measure for extraordinary or       to obtain maximum flexibility:
emergency purposes (but not for the
purpose of investment) up to an
amount not in excess of 10% of its
total assets (taken at cost), or 5%
of its total assets (taken at cur-
rent value), whichever is lower;
provided, however, that the Series
may make loans of their portfolio
securities;

                                          Borrow money, except to the extent
                                          permitted by applicable law, regula-
                                          tion or order.

  (6) Invest more than 5% of its to-      Eliminate.
tal assets (taken at current value)
in securities of businesses (includ-
ing predecessors) less than three
years old;

  (7) Purchase or retain securities       Eliminate.
of any issuer if, to the knowledge
of the Fund, officers and trustees
of the Fund or officers and direc-
tors of any investment adviser of
the Fund who individually own bene-
ficially more than 1/2 of 1% of the
securities of that issuer, together
own beneficially more than 5% of the
securities of that issuer;

  (8) Act as underwriter except to        Keep first clause (as fundamental
the extent that, in connection with       restriction), revise as follows for
the disposition of portfolio securi-      consistency:
ties, it may be deemed to be an un-
derwriter under the federal securi-
ties laws; or purchase any security
restricted as to disposition under
the federal securities laws; provid-
ed, however, that, subject to the
Fund's limitation on illiquid in-
vestments stated below, the Series
may invest up to 10% of its total
assets (taken at current value) in
such restricted securities;

                                          Underwrite securities issued by
                                          other persons except to the extent
                                          that, in connection with the dispo-
                                          sition of its portfolio investments,
                                          it may be deemed to be an under-
                                          writer under certain federal securi-
                                          ties laws.

                                          Eliminate second clause.

  (9) Make investments for the pur-       Eliminate.
pose of exercising control or
management;

  (10) Participate on a joint or          Eliminate.
joint and several basis in any trad-
ing account in securities. (The
"bunching" of orders for the pur-
chase or sale of portfolio securi-
ties with MetLife or its affiliates,
CGM or accounts under their manage-
ment to reduce acquisition costs, to
average prices among such accounts
to facilitate such transactions, is
not considered participating in a
trading account in securities);

  (11) Invest in the securities of        Eliminate. Replace with the follow-
other investment companies, except        ing non-fundamental restriction:
in connection with a merger, consol-
idation or similar transaction, ex-
cept that the Series may invest in
securities of other investment com-
panies by purchases in the open mar-
ket involving only customary bro-
ker's commissions. (Under the In-
vestment Company Act of 1940 (the
"1940 Act") each Series generally
may not (a) invest more than 10% of
its total assets (taken at current
value) in the securities of other
investment companies, (b) own secu-
rities of any one investment company
having a value in excess of 5% of
that Series' total assets (taken at
current value), or (c) own more than
3% of the outstanding voting stock
of any one investment company);

                                          Invest in securities of other in-
                                          vestment companies except to the ex-
                                          tent permitted by applicable law,
                                          regulation or order.

  (12) Buy or sell oil, gas or other      Eliminate. Replace with the follow-
mineral leases, rights or royalty         ing separate fundamental restric-
contracts, commodities or commodity       tions relating to real estate and
contracts or real estate. This re-        commodities:
striction does not prevent any Se-
ries from purchasing securities of
companies investing in real estate
or of companies which are not prin-
cipally engaged in the business of
buying or selling such leases,
rights or contracts;

                                          Purchase or sell real estate, except
                                          that, consistent with its investment
                                          policies, the Series may purchase
                                          securities of issuers which deal in
                                          real estate, securities which are
                                          secured by interests in real estate,
                                          and securities which represent in-
                                          terests in real estate, and it may
                                          acquire and dispose of real estate
                                          or interests in real estate acquired
                                          through the exercise of its rights
                                          as a holder of debt obligations se-
                                          cured by real estate or interests
                                          therein.

                                          Purchase or sell commodities or com-
                                          modity contracts, except that, con-
                                          sistent with its investment poli-
                                          cies, the Series may purchase and
                                          sell financial futures contracts and
                                          options and may
                                          enter into swap agreements, foreign
                                          exchange contracts and other finan-
                                          cial transactions not requiring the
                                          delivery of physical commodities.

  (13) Pledge, mortgage or hypothe-       Eliminate.
cate more than 15% of its total as-
sets (taken at cost). In order to
comply with certain state require-
ments applicable this restriction,
as a matter of operating policy sub-
ject to change without shareholder
approval, Capital Growth will not
pledge more than 2% of its assets;

  (14) Purchase any illiquid secu-        Eliminate. Replace with the follow-
rity if, as a result, more than 15%       ing non-fundamental restriction:
of its net assets (taken at current
value) would be invested in such se-
curities;

                                          Invest more than 15% (10% in the
                                          case of Money Market) of the value
                                          of the net assets of the Series in
                                          illiquid securities (as of the time
                                          of investment), including variable
                                          amount master demand notes (if such
                                          notes provide for prepayment penal-
                                          ties) and repurchase agreements with
                                          remaining maturities in excess of
                                          seven days. (If, through a change in
                                          security values or net assets, or
                                          due to other circumstances, the
                                          value of illiquid securities held by
                                          the Series exceeds 15% (10% in the
                                          case of Money Market) of the value
                                          of the net assets of the Series, the
                                          Series shall consider appropriate
                                          steps to protect liquidity).

  (15) Make loans, except by pur-         Keep fundamental, revise as follows
chase of bonds, debentures, commer-       to obtain maximum flexibility:
cial paper, corporate notes, and
similar evidences of indebtedness
which are a part of an issue to the
public or to financial institutions,
by entering into repurchase agree-
ments or by lending portfolio secu-
rities to the extent set

                                          Make loans, except by purchasing
                                          debt obligations in which the Series
                                          may invest consistent with its in-
                                          vestment policies, by entering into
                                          repurchase agreements, by lending
                                          its port-
forth under "Miscellaneous Invest-        folio securities, or as otherwise
ment Practices--Lending of Portfolio      permitted by applicable law, regula-
Securities" in the SAI. As a matter       tion or order.
of operating policy subject to
change without shareholder approval,
Capital Growth will not make loans
of its portfolio securities;

  (16) Purchase options or warrants       Eliminate.
if, as a result, more than 1% of its
total assets (taken at current val-
ue) would be invested in such secu-
rities; or

  (17) Write options or warrants.         Eliminate.

                                          Add the following fundamental
                                          restriction:

                                          Issue any senior securities except
                                          to the extent permitted by applica-
                                          ble law, regulation or order. (For
                                          purposes of this restriction, col-
                                          lateral arrangements with respect to
                                          any type of swap, option, forward
                                          contract or futures contract and
                                          collateral arrangements with respect
                                          to initial and variation margin are
                                          not deemed to involve the issuance
                                          of a senior security).

NON-FUNDAMENTAL: NONE (but see #13 and #15 above).

Research Managers Series, Investors Series

FUNDAMENTAL:

  (1) Borrow amounts from banks in        Keep fundamental, revise as follows
excess of 33 1/3% of its assets in-       to obtain maximum flexibility:
cluding amounts borrowed;

                                          Borrow money, except to the extent
                                          permitted by applicable law, regula-
                                          tion or order.

  (2) Underwrite securities issued        Keep fundamental, revise as follows
by other persons except insofar as        for consistency:
the Series may technically be deemed
an underwriter under the Securities
Act of 1933, as amended (the "1933
Act") in selling a portfolio securi-
ty;

                                          Underwrite securities issued by
                                          other persons except to the extent
                                          that, in connection with the dispo-
                                          sition of its portfolio investments,
                                          it may be deemed to be an under-
                                          writer under certain federal securi-
                                          ties laws.

  (3) Purchase or sell real estate        Eliminate. Replace with the follow-
(including limited partnership in-        ing separate fundamental restric-
terest but excluding securities se-       tions relating to real estate and
cured by real estate or interests         commodities:
therein and securities of companies,
such as real estate investment
trust, which deal in real estate or
interests therein), interest in oil,
gas, or mineral leases, commodities
or commodity contracts (excluding
currencies and any type of option,
futures contracts and forward con-
tracts) in the ordinary course of
its business. The Series reserve the
freedom of action to hold and sell
real estate, mineral leases, commod-
ities or commodities contracts (in-
cluding currencies and any type of
option, futures contract and forward
contracts) acquired as a result of
the ownership of securities;

                                          Purchase or sell real estate, except
                                          that, consistent with its investment
                                          policies, the Series may purchase
                                          securities of issuers which deal in
                                          real estate, securities which are
                                          secured by interests in real estate,
                                          and securities which represent in-
                                          terests in real estate, and it may
                                          acquire and dispose of real estate
                                          or interests in real estate acquired
                                          through the exercise of its rights
                                          as a holder of debt obligations se-
                                          cured by real estate or interests
                                          therein.

                                          Purchase or sell commodities or com-
                                          modity contracts, except that, con-
                                          sistent with its investment poli-
                                          cies, the Series may purchase and
                                          sell financial futures contracts and
                                          options and may enter into swap
                                          agreements, foreign exchange con-
                                          tracts and other financial transac-
                                          tions not requiring the delivery of
                                          physical commodities.

  (4) Issue any senior securities         Keep fundamental, revise for consis-
except to the extent permitted by         tency with other Series.
the 1940 Act. For purposes of this
restriction, collateral arrangements
with respect to any type of swap,
option, forward contracts and
futures contracts and collateral ar-
rangements with respect to initial
and variation margin are not deemed
to be the issuance of a senior secu-
rity;

                                          Issue any senior securities except
                                          to the extent permitted by applica-
                                          ble law, regulation or order. (For
                                          purposes of this restriction, col-
                                          lateral arrangements with respect to
                                          any type of swap, option, forward
                                          contract or futures contract and
                                          collateral arrangements with respect
                                          to initial and variation margin are
                                          not deemed to involve the issuance
                                          of a senior security).

  (5) Make loans to other persons.        Keep fundamental, revise as follows
For these purposes, the purchase of       to obtain maximum flexibility:
commercial paper, the purchase of a
portion or all of an issue of debt
securities, the lending of portfolio
securities, or the investment of the
Series' assets in repurchase agree-
ments shall not be considered the
making of a loan;

                                          Make loans, except by purchasing
                                          debt obligations in which the Series
                                          may invest consistent with its in-
                                          vestment policies, by entering into
                                          repurchase agreements, by lending
                                          its portfolio securities, or as oth-
                                          erwise permitted by applicable law,
                                          regulation or order.

  (6) Purchase any securities of an       Eliminate. Replace with the follow-
issuer of a particular industry, if       ing non-fundamental restriction:
as a result, 25% or more of its
gross assets would be invested in
securities of issuers whose princi-
pal business activities are in the
same industry (except there is no
limitation with respect to obliga-
tions issued or guaranteed by the
U.S. Government or its agencies or
instrumentalities and repurchase
agreements collateralized by such
obligations); or

                                          Purchase securities (other than (i)
                                          securities issued or guaranteed by
                                          the U.S. government, its agencies or
                                          instrumentalities, (ii) securities
                                          of a registered investment company,
                                          and (iii) in the case of Money Mar-
                                          ket, bank instruments issued by do-
                                          mestic banks and U.S. branches of
                                          foreign banks) if, as a result of
                                          such purchase, more than 25% of the
                                          total assets of the Series (as of
                                          the time of investment) would be in-
                                          vested in any one industry, except
                                          to the extent permitted by applica-
                                          ble law, regulation or order.

NON-FUNDAMENTAL:

  (7) Invest in illiquid invest-          Eliminate. Replace with the follow-
ments, including securities subject       ing similar non-fundamental restric-
to legal or contractual restrictions      tion:
on resale or for which there is no
readily available market (e.g. trad-
ing in the security is suspended,
or, in the case of unlisted securi-
ties, where no market exists) if
more than 15% of the Series' assets
(taken at market value) would be in-
vested in such securities. Repur-
chase agreements maturing in more
than seven days will be deemed to be
illiquid for purposes of the Series'
limita tion on investment in illiq-
uid securities. Securities that are
not registered under the 1933 Act,
but are deemed to be liquid by the
Board of Trustees (or its delegee),
will not be subject to this 15% lim-
itation.

                                          Invest more than 15% (10% in the
                                          case of Money Market) of the value
                                          of the net assets of the Series in
                                          illiquid securities (as of the time
                                          of investment), including variable
                                          amount master demand notes (if such
                                          notes provide for prepayment penal-
                                          ties) and repurchase agreements with
                                          remaining maturities in excess of
                                          seven days. (If, through a change in
                                          security values or net assets, or
                                          due to other circumstances, the
                                          value of illiquid securities held by
                                          the Series exceeds 15% (10% in the
                                          case of Money Market) of the value
                                          of the net assets of the Series, the
                                          Series shall consider appropriate
                                          steps to protect liquidity).

                                          Add the following non-fundamental
                                          restrictions:

                                          Invest in securities of other in-
                                          vestment companies except to the ex-
                                          tent permitted by applicable law,
                                          regulation or order.

                                          Sell securities short or purchase
                                          any securities on margin, except to
                                          the extent permitted by applicable
                                          law, regulation or order.

                                          With respect to 75% of its total as-
                                          sets, invest in the securities of
                                          any issuer if, immediately after
                                          such investment, more than 5% of the
                                          total assets of the Series would be
                                          invested in the securities of such
                                          issuer; provided that this limita-
                                          tion does not apply to obligations
                                          issued or guaranteed as to interest
                                          or principal by the U.S. government
                                          or its agencies or instrumentali-
                                          ties, or to securities of any regis-
                                          tered investment company.

                                          With respect to 75% of its total as-
                                          sets, acquire more than 10% of the
                                          outstanding voting securities of any
                                          issuer (as of the time of acquisi-
                                          tion).

Stock Index

FUNDAMENTAL:

  (1) Purchase any securities (other      Eliminate. Replace with the follow-
than the U.S. Government securities)      ing non-fundamental restriction:
if, as a result, more than 5% of the
Series' total assets (taken at cur-
rent value) would be invested in se-
curities of a single issuer; provid-
ed, however, that the Series may in-
vest more than 5% (but not more than
25%) of its total assets (taken at
current value) in the securities of
a single issuer if securities of any
such issuer represent more than 5%,
capitalization weighted, of the
stock index that the Series attempts
to track. This restriction applies
to securities subject to repurchase
agreements but not to the repurchase
agreements themselves;

                                          With respect to 75% of its total as-
                                          sets, invest in the securities of
                                          any issuer if, immediately after
                                          such investment, more than 5% of the
                                          total assets of the Series would be
                                          invested in the securities of such
                                          issuer; provided that this limita-
                                          tion does not apply to obligations
                                          issued or guaranteed as to interest
                                          or principal by the U.S. government
                                          or its agencies or instrumentali-
                                          ties, or to securities of any regis-
                                          tered investment company.

  (2) Purchase any security (other        Keep fundamental, revise as follows
than the U.S. Government securities)      for simplification:
if, as a result, more than 25% of
the Series' total assets (taken at
current value) would be invested in
any one industry. For purposes of
this restriction, telephone, gas and
electric public utilities are each
regarded as separate industries and
finance companies whose financing
activities are related primarily to
the activities of their parent com-
panies are classified in the indus-
try of their parents. This restric-
tion applies to securities subject
to repurchase agreements but not to
the repurchase agreements them-
selves;

                                          Purchase securities (other than (i)
                                          securities issued or guaranteed by
                                          the U.S. government, its agencies or
                                          instrumentalities, (ii) securities
                                          of a registered investment company,
                                          and (iii) in the case of Money Mar-
                                          ket, bank instruments issued by do-
                                          mestic banks and U.S. branches of
                                          foreign banks) if, as a result of
                                          such purchase, more than 25% of the
                                          total assets of the Series (as of
                                          the time of investment) would be in-
                                          vested in any one industry, except
                                          to the extent permitted by applica-
                                          ble law, regulation or order.

  (3) Purchase securities on margin       Eliminate. Replace with the follow-
(but it may obtain such short-term        ing non-fundamental restriction:
credits as may be necessary for the
clearance of purchases and sales of
securities); or make short sales,
except
where, by virtue of ownership of          Sell securities short or purchase
other securities, it has the right        any securities on margin, except to
to obtain, without payment of fur-        the extent permitted by applicable
ther consideration, securities            law, regulation or order.
equivalent in kind and amount to
those sold; or deposit or pledge
more than 10% of its total assets
(taken at current value) as collat-
eral for such sales. (Any deposit or
payment by the Series of initial or
maintenance margin in connection
with futures contracts shall not be
considered the purchase of a secu-
rity on margin for the purposes of
this restriction);

  (4) Acquire more than 10% of the        Eliminate. Replace with the follow-
total value of any class of the out-      ing non-fundamental restriction:
standing securities of any issuer
(taking all preferred stock issues
of an issuer as a single class and
all debt issues of an issuer as a
single class) or acquire more than
10% of the outstanding voting secu-
rities of any issuer;

                                          With respect to 75% of its total as-
                                          sets, acquire more than 10% of the
                                          outstanding voting securities of any
                                          issuer (as of the time of acquisi-
                                          tion).

                                          See also the discussion of #11.

  (5) Borrow money, except as a tem-      Keep fundamental, revise as follows
porary measure for extraordinary or       to obtain maximum flexibility:
emergency purposes (but not for the
purpose of investment) up to an
amount not in excess of 10% of its
total assets (taken at cost), or 5%
of its total assets (taken at cur-
rent value), whichever is lower;

                                          Borrow money, except to the extent
                                          permitted by applicable law, regula-
                                          tion or order.

  (6) Invest more than 5% of its to-      Eliminate.
tal assets (taken at current value)
in securities of businesses (includ-
ing predecessors) less than three
years old;

  (7) Purchase or retain securities       Eliminate.
of any issuer if, to the knowledge
of the Fund, officers and trustees
of the Fund or officers and direc-
tors of any investment adviser of
the Fund who individually own bene-
ficially more
than 1/2 of 1% of the securities of
that issuer, together own benefi-
cially more than 5% of the securi-
ties of that issuer;

  (8) Act as underwriter except to        Keep first clause (as fundamental
the extent that, in connection with       restriction), revise as follows for
the disposition of portfolio securi-      consistency:
ties, it may be deemed to be an un-
derwriter under the federal securi-
ties laws; or purchase any security
restricted as to disposition under
the federal securities laws;

                                          Underwrite securities issued by
                                          other persons except to the extent
                                          that, in connection with the dispo-
                                          sition of its portfolio investments,
                                          it may be deemed to be an under-
                                          writer under certain federal securi-
                                          ties laws.

                                          Eliminate second clause.

  (9) Make investments for the            Eliminate.
purpose of exercising control or
management;

  (10) Participate on a joint or          Eliminate.
joint and several basis in any trad-
ing account in securities. (The
"bunching" of orders for the pur-
chase or sale of portfolio securi-
ties with MetLife or its affiliates,
Westpeak or accounts under their
management to reduce acquisition
costs, to average prices among such
accounts to facilitate such transac-
tions, is not considered participat-
ing in a trading account in securi-
ties);


                                          Eliminate. Replace with the follow-
(11) Invest in the securities of          ing non-fundamental restriction:
other investment companies, except
in connection with a merger, consol-
idation or similar transaction, and
except that the Series may invest in
securities of other investment com-
panies by purchases in the open mar-
ket involving only customary bro-
ker's commissions. (Under the In-
vestment Company Act of 1940 (the
"1940 Act") each Series generally
may not (a) invest more than

                                          Invest in securities of other in-
                                          vestment companies except to the ex-
                                          tent permitted by applicable law,
                                          regulation or order.

10% of its total assets (taken at
current value) in the securities of
other investment companies, (b) own
securities of any one investment
company having a value in excess of
5% of that Series' total assets
(taken at current value), or (c) own
more than 3% of the outstanding vot-
ing stock of any one investment com-
pany);

  (12) Buy or sell oil, gas or other      Eliminate. Replace with the follow-
mineral leases, rights or royalty         ing separate fundamental restric-
contracts, commodities or commodity       tions relating to real estate and
contracts (except that the Series         commodities:
may buy or sell futures contracts on
stock indexes or real estate. This
restriction does not prevent any Se-
ries from purchasing securities of
companies investing in real estate
or of companies which are not prin-
cipally engaged in the business of
buying or selling such leases,
rights or contracts;

                                          Purchase or sell real estate, except
                                          that, consistent with its investment
                                          policies, the Series may purchase
                                          securities of issuers which deal in
                                          real estate, securities which are
                                          secured by interests in real estate,
                                          and securities which represent in-
                                          terests in real estate, and it may
                                          acquire and dispose of real estate
                                          or interests in real estate acquired
                                          through the exercise of its rights
                                          as a holder of debt obligations se-
                                          cured by real estate or interests
                                          therein.

                                          Purchase or sell commodities or com-
                                          modity contracts, except that, con-
                                          sistent with its investment poli-
                                          cies, the Series may purchase and
                                          sell financial futures contracts and
                                          options and may enter into swap
                                          agreements, foreign exchange con-
                                          tracts and other financial transac-
                                          tions not requiring the delivery of
                                          physical commodities.

  (13) Pledge, mortgage or hypothe-       Eliminate.
cate more than 15% of its total as-
sets (taken at cost). In order to
comply with certain state require-
ments applicable to this restric-
tion, as a matter of operating pol-
icy subject to change
without shareholder approval, the
Series will not pledge more than 2%
of its assets;

  (14) The Series will not purchase       Eliminate. Replace with the follow-
any illiquid security if, as a re-        ing non-fundamental restriction:
sult, more than 15% of its net as-
sets (taken at current value) would
be invested in such securities;

                                          Invest more than 15% (10% in the
                                          case of Money Market) of the value
                                          of the net assets of the Series in
                                          illiquid securities (as of the time
                                          of investment), including variable
                                          amount master demand notes (if such
                                          notes provide for prepayment penal-
                                          ties) and repurchase agreements with
                                          remaining maturities in excess of
                                          seven days. (If, through a change in
                                          security values or net assets, or
                                          due to other circumstances, the
                                          value of illiquid securities held by
                                          the Series exceeds 15% (10% in the
                                          case of Money Market) of the value
                                          of the net assets of the Series, the
                                          Series shall consider appropriate
                                          steps to protect liquidity).

  (15) Make loans, except by pur-         Keep fundamental, revise as follows
chase of bonds, debentures, commer-       to obtain maximum flexibility:
cial paper, corporate notes, and
similar evidences of indebtedness
which are a part of an issue to the
public or to financial institutions,
by entering into repurchase agree-
ments or by lending portfolio secu-
rities to the extent set forth under
"Miscellaneous Investment Practic-
es--Lending of Portfolio Securities"
in the SAI;

                                          Make loans, except by purchasing
                                          debt obligations in which the Series
                                          may invest consistent with its in-
                                          vestment policies, by entering into
                                          repurchase agreements, by lending
                                          its portfolio securities, or as oth-
                                          erwise permitted by applicable law,
                                          regulation or order.

  (16) Purchase options or warrants       Eliminate.
if, as a result, more than 1% of its
total assets (taken at current val-
ue) would be invested in such secu-
rities; or

  (17) Write options or warrants.         Eliminate.

                                          Add the following fundamental re-
                                          striction:

                                          Issue any senior securities except
                                          to the extent permitted by applica-
                                          ble law, regulation or order. (For
                                          purposes of this restriction, col-
                                          lateral arrangements with respect to
                                          any type of swap, option, forward
                                          contract or futures contract and
                                          collateral arrangements with respect
                                          to initial and variation margin are
                                          not deemed to involve the issuance
                                          of a senior security).

NON-FUNDAMENTAL: NONE (but see #13 above).

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE PROPOSALS BELOW. IF NO
                                        ---
SPECIFICATION IS MADE FOR A PROPOSAL, THE PROXY SHALL BE VOTED FOR THAT
                                                               ---
PROPOSAL.

If shares of two or more Series are attributable to your insurance policy/contract(s):

All Series' shares deemed attributable to your policy/contracts will be voted as indicated by the box next to the proposal, EXCEPT that you may instruct that shares of one or more Series attributable to your contracts are to be voted differently by writing the name of such Series (and your voting instructions) on the lines below each Proposal.

[_] To vote FOR all Proposals, mark this box and sign, date and return this Instruction Form. (NO ADDITIONAL VOTE IS NECESSARY.)

--------------------------------------------------------------------------------
 IF YOU WISH TO VOTE BY TELEPHONE, PLEASE SEE THE ENCLOSED INSTRUCTION SHEET.
--------------------------------------------------------------------------------

CALL  * *  TOLL FREE  * *  ON A TOUCH-TONE TELEPHONE
1-888-776-5660 - ANYTIME
There is NO CHARGE to you for this call.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc. please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

Date                                  , 1999
     --------------------------------

--------------------------------------------

--------------------------------------------
   Signature(s), Title(s),(if applicable)

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE

============================================
               CONTROL NUMBER
            FOR TELEPHONE VOTING



============================================

1.  With respect to all Series, to elect a Board of Trustees.

Trustees: 01 John J. Arena, 02 Edward A. Benjamin, 03 Mary Ann Brown,
04 John W. Flynn, 05 Anna M. Goggin, 06 Nancy Hawthorne, 07 Joseph M. Hinchey, 08 Robert B. Kittredge, 09 John T. Ludes and 10 Dale R. Marshall.

         FOR ALL             WITHHOLD
    (except as noted)        FOR ALL
           [_]                 [_]

Instruction: To withhold authority to vote for any individual trustee, strike a line through the trustee's name in the list above.

2a. With respect to Money Market, to approve a new Advisory Agreement between New England Investment Management, Inc. ("NEIM") and the Trust.

    FOR         AGAINST        ABSTAIN
    [_]           [_]            [_]

--------------------------------------------------------------------------------
                         PLEASE FOLD AT LINE TO RETURN

2b. With respect to Bond Income, to approve a new Advisory Agreement between NEIM and the Trust.

    FOR         AGAINST        ABSTAIN
    [_]           [_]            [_]

2c. With respect to Growth and Income, to approve a new Advisory Agreement between NEIM and the Trust.

    FOR         AGAINST        ABSTAIN
    [_]           [_]            [_]

3. To replace the fundamental investment objective of the Series* with an otherwise identical, non-fundamental investment objective.

    --------------------------------------------

    --------------------------------------------

    FOR         AGAINST        ABSTAIN
    [_]           [_]            [_]

4. To approve a grant of authority whereby each Series* may from time to time, to the extent permitted by an exemption or exemptions granted by the Securities and Exchange Commission, permit NEIM to enter into new or amended agreements with sub-advisors with respect to the Series without obtaining shareholder approval of such agreements, and to permit such sub-advisers to manage the assets of the Series* pursuant to such sub-advisory agreements.

    --------------------------------------------

    --------------------------------------------

    FOR         AGAINST        ABSTAIN
    [_]           [_]            [_]

5.  Adoption of Standardized Investment Restrictions for the Series*

5a. To eliminate the restrictions relating to investments in a single issuer.

    --------------------------------------------

    --------------------------------------------

    FOR         AGAINST        ABSTAIN
    [_]           [_]            [_]

5b. To eliminate the restriction relating to short sales and purchasing securities on margin.

    --------------------------------------------

    --------------------------------------------

    FOR         AGAINST        ABSTAIN
    [_]           [_]            [_]

5c. To revise the restriction relating to concentration of investments in one industry.

    --------------------------------------------

    --------------------------------------------

    FOR         AGAINST        ABSTAIN
    [_]           [_]            [_]

5d. To revise the restriction relating to borrowings.

    --------------------------------------------

    --------------------------------------------

    FOR         AGAINST        ABSTAIN
    [_]           [_]            [_]

5e. To eliminate the restriction relating to investments in businesses less than three years old.

    --------------------------------------------

    --------------------------------------------

    FOR         AGAINST        ABSTAIN
    [_]           [_]            [_]

5f. To eliminate the restriction relating to issuers whose shares are beneficially owned by Trustees and officers of the Trust or directors and officers of certain affiliates of the Trust.

    --------------------------------------------

    --------------------------------------------

    FOR         AGAINST        ABSTAIN
    [_]           [_]            [_]

5g. To revise the restriction relating to underwriting of securities.

    --------------------------------------------

    --------------------------------------------

    FOR         AGAINST        ABSTAIN
    [_]           [_]            [_]

5h. To eliminate the restrictions relating to the purchase of restricted securities and illiquid securities.

    --------------------------------------------

    --------------------------------------------

    FOR         AGAINST        ABSTAIN
    [_]           [_]            [_]

5i. To eliminate the restriction relating to investments made for the purpose of exercising control or management.

    --------------------------------------------

    --------------------------------------------

    FOR         AGAINST        ABSTAIN
    [_]           [_]            [_]

5j. To eliminate the restriction relating to joint trading of securities.

    --------------------------------------------

    --------------------------------------------

    FOR         AGAINST        ABSTAIN
    [_]           [_]            [_]

5k. To eliminate the restriction relating to investments in other investment companies.

    --------------------------------------------

    --------------------------------------------

    FOR         AGAINST        ABSTAIN
    [_]           [_]            [_]

5l. To revise the restriction relating to investments in commodities and real estate.

    --------------------------------------------

    --------------------------------------------

    FOR         AGAINST        ABSTAIN
    [_]           [_]            [_]

5m. To eliminate the restriction relating to pledging assets.

    --------------------------------------------

    --------------------------------------------

    FOR         AGAINST        ABSTAIN
    [_]           [_]            [_]

5n. To revise the restriction relating to making loans.

    --------------------------------------------

    --------------------------------------------

    FOR         AGAINST        ABSTAIN
    [_]           [_]            [_]

5o. To eliminate the restriction relating to the purchase and/or writing of options.

    --------------------------------------------

    --------------------------------------------

    FOR         AGAINST        ABSTAIN
    [_]           [_]            [_]

5p. To revise the restriction relating to the issuance of senior securities.

    --------------------------------------------

    --------------------------------------------

    FOR         AGAINST        ABSTAIN
    [_]           [_]            [_]


* Not all Proposals apply to all Series. Please refer to the cross-reference table on the back of this card to determine which Proposals apply to which Series.

                               INSTRUCTION FORM

  THE PROXY TO WHICH THESE INSTRUCTIONS RELATE IS SOLICITED ON BEHALF OF THE
                      TRUSTEES OF NEW ENGLAND ZENITH FUND

The undersigned hereby instructs that all shares of the Back Bay Advisors Money Market Series ("Money Market"), the Back Bay Advisors Bond Income Series ("Bond Income"), the Salomon Brothers Strategic Bond Opportunities Series ("Strategic Bond"), the Salomon Brothers U.S. Government Series (the "U.S. Government Series"), the Back Bay Advisors Managed Series (the "Managed Series"), the Loomis Sayles Balanced Series (the "Balanced Series"), the Alger Equity Growth Series ("Equity Growth"), the Capital Growth Series ("Capital Growth"), the Davis Venture Value Series ("Venture Value"), the Goldman Sachs Midcap Value Series ("Midcap Value"), the Loomis Sayles Small Cap Series ("Small Cap"), the MFS Investors Series (the "Investors Series"), the MFS Research Managers Series (the "Research Managers Series"), the Westpeak Growth and Income Series ("Growth and Income"), the Westpeak Stock Index Series ("Stock Index") and the Morgan Stanley International Magnum Equity Series ("International Equity") (each a "Series" and collectively, the "Series") of New England Zenith Fund (the "Trust") deemed attributable to the undersigned's contracts with the issuing insurance company to be voted at the Special Meeting of Shareholders of the Series on October 15, 1999 (the Notice and Proxy Statement with respect to which have been received by the undersigned), and at all adjournments thereof, on each proposal described in said Notice as set forth on the reverse side hereof.

The issuing insurance company is authorized to vote in its discretion on any other matters which may properly come before the meeting.

           YOUR VOTE IS IMPORTANT. PLEASE VOTE AS SOON AS POSSIBLE.

                           PLEASE SEE REVERSE SIDE.

                         PLEASE FOLD AT LINE TO RETURN
--------------------------------------------------------------------------------

CROSS-REFERENCE TABLE

     The Trust consists of sixteen Series. The following table illustrates which of the Proposals described in this Proxy Statement relate to which of the
Series:

Proposals                   Relevant Series
---------                   ---------------
1.                          All Series

2a.                         Money Market

2b.                         Bond Income

2c.                         Growth and Income

3.                          Money Market, Bond Income, the Managed Series,
                            Capital Growth, Small Cap, Growth and Income and
                            Stock Index

4.                          All Series other than Strategic Bond, the U.S.
                            Government Series, Capital Growth and Midcap Value

5a, b, e, f, h-k, m and o   Money Market, Bond Income, the Managed Series,
                            Capital Growth and Stock Index

5c, d, g, l and n.          All Series

5p.                         All Series other than Money Market, Bond Income, the
                            Managed Series, Capital Growth and Stock Index.

                     EASY  * * *  QUICK  * * *  IMMEDIATE

                         TELEPHONE VOTING INSTRUCTIONS



Dear Contract/Policyholder:

Your vote is important. We have provided an automated telephone voting option which you may access 24 hours a day by dialing on a TOUCH TONE TELEPHONE and keying in your CONTROL NUMBER which is located on the Instruction Form.

NOTE: The Board of Trustees recommends a vote FOR each Proposal.

After dialing, you will hear the following instructions:

 .  Please enter your Control Number;

 .  Press 1 to vote FOR ALL PROPOSALS as recommended by the Board of Trustees; or

 .  Press 9 if you wish to vote AGAINST all Proposals; or

 .  Press 0 if you wish to ABSTAIN from voting all Proposals.


Once this is completed, you will be asked to confirm your vote. IF YOU VOTE BY TELEPHONE, THERE IS NO NEED FOR YOU TO MAIL BACK YOUR INSTRUCTION FORM.

HOWEVER, if you wish to withhold authority to vote for an individual nominee, or to abstain from voting on a proposal or to vote in favor of some proposals and against others, you must do so by signing your Instruction Form and returning it in the envelope provided.

Thank you for voting.